As filed with the Securities and Exchange Commission on July 10, 2015

File No.: 333-
File No.: 811-05186

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. ☐

(Check appropriate box or boxes)

Advanced Series Trust

(Exact Name of Registrant as Specified in Charter)

(203) 926-1888

(Area Code and Telephone Number)

655 Broad Street

Newark, New Jersey 07102

Address of Principal Executive Offices:

(Number, Street, City, State, Zip Code)

Deborah A. Docs, Esq.

Secretary, Advanced Series Trust

655 Broad Street

Newark, New Jersey 07102

Name and Address of Agent for Service:

(Number and Street) (City) (State) (Zip Code)

Copies to:

Christopher E. Palmer, Esq.

Goodwin Procter LLP

901 New York Avenue, NW

Washington, DC 20001

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

It is proposed that this filing will become effective on the 30th day after filing pursuant to Rule 488 under the Securities Act of 1933, as amended.

Title of the securities being registered: Shares of AST Lord Abbett Core Fixed Income Portfolio of Advanced Series Trust.

No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

Advanced Series Trust

655 Broad Street

Newark, New Jersey 07102

Telephone 888-778-2888

August 10, 2015

Dear Contract Owner,

As a contract owner who beneficially owns shares of the AST Neuberger Berman Core Bond Portfolio (the “Target Portfolio”) of the Advanced Series Trust (the “Trust” or “AST”), you are cordially invited to a Special Meeting of Shareholders (the “Meeting”) of the Target Portfolio to be held at the offices of the Trust, 655 Broad Street, Newark, New Jersey 07102, on October 5, 2015 at 10:00 a.m. Eastern Standard Time.

The Meeting is very important to the future of the Target Portfolio. At the Meeting, the shareholders of the Target Portfolio will be asked to approve or disapprove a Plan of Reorganization of the Target Portfolio (the “Plan”). As more fully explained in the attached Prospectus/Proxy Statement, the Plan provides for the transfer of all of the Target Portfolio’s assets to the AST Lord Abbett Core Fixed Income Portfolio (the “Acquiring Portfolio”) of the Trust in exchange for the Acquiring Portfolio’s assumption of all of the Target Portfolio’s liabilities and the Acquiring Portfolio’s issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the “Reorganization”). The fund resulting from the Reorganization is sometimes referred to herein as the “Combined Portfolio.”

If the Plan is approved and the Reorganization completed, you will beneficially own shares of the Acquiring Portfolio rather than shares of the Target Portfolio. It is expected that the Reorganization, if approved, would be completed on or about October 19, 2015.

The Board of Trustees of the Trust (the “Board”) has approved the Reorganization and recommends that you vote “FOR” the proposal. Although the Board has determined that the proposal is in your best interest, the final decision is yours. The Board considered several factors in reaching its determination to approve the Reorganization, including that:

•                  Although the Acquiring Portfolio's contractual and effective investment management fee rates are higher than the Target Portfolio's contractual and effective investment management fee rates, the Acquiring Portfolio's total net expense ratio (after fee waivers and reimbursements) is lower than the Target Portfolio's total net expense ratio for the 12 months ended December 31, 2014;

•                  The historical net investment performance results for the Acquiring Portfolio for the one- and three-year periods ended December 31, 2014 are better than the corresponding historical net investment performance results of the Target Portfolio;

•                  Assuming completion of the Reorganization on December 31, 2014, the pro forma total net expense ratio (after fee waivers and expense reimbursements) for the Combined Portfolio is lower than the estimated total net expense ratio for the Target Portfolio;

•                  The Acquiring Portfolio is substantially larger than the Target Portfolio;

•                  The investment objectives and principal investment strategies of the Target Portfolio and the Acquiring Portfolio are similar; and

•                  Because of the federal tax-deferred treatment applicable to the Contracts, completion of the Reorganization is not expected to result in taxable gain or loss for U.S. federal income tax purposes for Contract owners that beneficially own shares of the Target Portfolio immediately prior to the Reorganization.

The following pages include important information on the proposed Reorganization in a question and answer format. The pages that follow include the full Prospectus/Proxy Statement with detailed information regarding the Reorganization. Please read the full document, including the detailed description of the factors considered by the Board.

Your vote is important no matter how large or small your investment. We urge you to read the attached Prospectus/Proxy Statement thoroughly and to indicate your voting instructions on the enclosed voting instruction card, date and sign it, and return it promptly in the envelope provided. Alternatively, you may vote by telephone by calling toll-free 855-973-0094 or you may vote via the internet by going to www.proxyvote.com. Your voting instructions must be received by the Trust prior to October 5, 2015. The Target Portfolio shares that you beneficially own will be voted in accordance with the most current instructions received from you. All shares of the Target Portfolio, including Target Portfolio shares owned by a participating insurance company in its general account or otherwise, for which instructions are not received from Contract owners will be voted by the participating insurance companies in the same proportion as the votes actually cast by Contract owners on the Reorganization. By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

Any questions or concerns you may have regarding the proposed Reorganization, please call 1-855-973-0094 between the hours of 8:00 a.m. and 7:00 p.m. Eastern Standard Time Monday-Thursday and 8:00 a.m. and 6:00 p.m. Eastern Standard Time on Fridays.

Sincerely,

Timothy Cronin

President

Advanced Series Trust

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

Please read the attached Prospectus/Proxy Statement for a complete description of the proposal. However, as a quick reference, the following questions and answers provide a brief overview of the proposal.

Q1. WHY AM I RECEIVING THIS PROXY STATEMENT?

A. You have received these proxy materials and you are being asked to provide voting instructions to your insurance company on the proposal because you are the beneficial owner of shares of the AST Neuberger Berman Core Bond Portfolio (the “Target Portfolio”), which is a series of the Advanced Series Trust (the “Trust” or “AST”). The Target Portfolio is seeking shareholder consideration and approval of an important proposal.

Q2. WHAT PROPOSAL AM I BEING ASKED TO VOTE ON?

A. The purpose of the proxy is to ask you to vote on the reorganization (the “Reorganization”) of the Target Portfolio into the AST Lord Abbett Core Fixed Income Portfolio (the “Acquiring Portfolio”), which is a series of the Trust. The proposal is recommended by Prudential Investments LLC (“PI”) and AST Investment Services, Inc. (“ASTIS”) which serve as the investment managers of the Target Portfolio and the Acquiring Portfolio and has been approved by the Board of the Trust.

Q3. HOW WILL THE REORGANIZATION BENEFIT SHAREHOLDERS?

A. The Reorganization is expected to benefit Target Portfolio shareholders for a number of reasons, including:

•                  Although the Acquiring Portfolio's contractual and effective investment management fee rates are higher than the Target Portfolio's contractual and effective investment management fee rates, the Acquiring Portfolio's total net expense ratio (after fee waivers and reimbursements) is lower than the Target Portfolio's total net expense ratio for the 12 months ended December 31, 2014;

•                  The historical net investment performance results for the Acquiring Portfolio for the one- and three-year periods ended December 31, 2014 are better than the corresponding historical net investment performance results of the Target Portfolio;

•                  Assuming completion of the Reorganization on December 31, 2014, the pro forma total net expense ratio (after fee waivers and expense reimbursements) for the Combined Portfolio is lower than the estimated total net expense ratio for the Target Portfolio;

•                  The Acquiring Portfolio is substantially larger than the Target Portfolio;

•                  The investment objectives and principal investment strategies of the Target Portfolio and the Acquiring Portfolio are similar; and

•                  Because of the federal tax-deferred treatment applicable to the Contracts, completion of the Reorganization is not expected to result in taxable gain or loss for U.S. federal income tax purposes for Contract owners that beneficially own shares of the Target Portfolio immediately prior to the Reorganization.

Please read pages 8 and 9 of the attached Prospectus/Proxy Statement for a complete description of each of the factors the Board considered.

Q4. HOW WILL THE PROPOSAL IMPACT FEES AND EXPENSES?

A. If the proposal is approved, it is expected that the total net expense ratio (after fee waivers and expense reimbursements) for the Combined Portfolio will be lower than the total net expense ratio of the Target Portfolio, meaning that shareholders of the Target Portfolio will receive a reduction in the operating expenses that they pay. Please read the attached Prospectus/Proxy Statement for a complete description of the fees and expenses.

Q5. HAS THE BOARD OF TRUSTEES OF THE TRUST APPROVED THE PROPOSAL?

A. Yes. The Board of Trustees of the Trust (the “Board”) has approved the proposal, believes it is in the best interest of the Target Portfolio and its shareholders, and recommends that you vote to approve the proposal. See pages 8 and 9 of the attached Prospectus/Proxy Statement for the complete list of factors considered by the Board in making its recommendation.

Q6. WHO IS PAYING FOR THE COSTS OF THIS PROXY STATEMENT?

A. The printing and mailing cost for this Proxy Statement/Prospectus will not be paid by shareholders of the Target Portfolio, but instead will be paid by PI or its affiliates under the fee received from the Acquiring Portfolio under its Rule 12b-1 plan.

Q7. HOW MANY VOTES AM I ENTITLED TO SUBMIT?

A. You are entitled to give your voting instructions equivalent to one vote for each full share and a fractional vote for each fractional share related to your indirect investment in the Target Portfolio as of the record date, July 10, 2015.

Q8. HOW DO I VOTE?

A. Your vote is very important. You can vote in the following ways:

•                  Attending the shareholder meeting and submitting your voting instructions;

•                  Completing and signing the enclosed voting instruction card, and mailing it in the enclosed postage paid envelope. Voting instruction cards must be received by the day before the shareholder meeting (the “Meeting”), which is scheduled for October 5, 2015 at 10:00 a.m. Eastern Standard Time;

•                  Calling toll-free 855-973-0094. Voting instructions submitted by telephone must be submitted by 11:59 p.m., Eastern Standard Time on the day before the Meeting; or

•                  Going to www.proxyvote.com. Voting instructions submitted via the internet must be submitted by 11:59 p.m., Eastern Standard Time on the day before the Meeting.

Q9. HOW CAN I CHANGE MY VOTING INSTRUCTIONS?

A. Previously submitted voting instructions may be revoked or changed by any of the voting methods described above, subject to the voting deadlines also discussed above.

Q10. WHEN WILL THE SHAREHOLDER MEETING TAKE PLACE?

A. The shareholder meeting is scheduled to take place on October 5, 2015.

Q11. WHEN WILL THE PROPOSED REORGANIZATION TAKE PLACE?

A. If approved, the proposed Reorganization is currently expected to go into effect on or about October 19, 2015.

Q12. CAN THE PROXY STATEMENT BE VIEWED ONLINE?

A. Yes. The proxy statement can be viewed at www.prudential.com/variableinsuranceportfolios.

Q13. WHAT IF I HAVE QUESTIONS ON THE PROPOSED REORGANIZATION?

A. If you require assistance or have any questions regarding the proposed Reorganization, please call 855-973-0094 between the hours of 8:00 a.m. and 7:00 p.m. Eastern Standard Time Monday-Thursday, and 8:00 a.m. and 6:00 p.m. Eastern Standard Time, on Fridays.

AST NEUBERGER BERMAN CORE BOND PORTFOLIO

A SERIES OF THE ADVANCED SERIES TRUST

655 Broad Street

Newark, New Jersey 07102

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 5, 2015

To the Shareholders of the AST Neuberger Berman Core Bond Portfolio, a series of the Advanced Series Trust:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of the AST Neuberger Berman Core Bond Portfolio (the “Target Portfolio”), a series of the Advanced Series Trust (the “Trust” or “AST”), will be held at the offices of the Trust, 655 Broad Street, Newark, New Jersey 07102, on October 5, 2015.

The purposes of the Meeting are as follows:

I. To approve a Plan of Reorganization of the Trust on behalf of the Target Portfolio (the “Plan”) and on behalf of the AST Lord Abbett Core Fixed Income Portfolio (the “Acquiring Portfolio”), a series of the Trust.

As described in more detail below, the Plan provides for the transfer of all of the Target Portfolio’s assets to the Acquiring Portfolio in exchange for the Acquiring Portfolio’s assumption of all of the Target Portfolio’s liabilities and the Acquiring Portfolio’s issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the “Acquiring Portfolio Shares”). The Acquiring Portfolio Shares received by the Target Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolio shares that are outstanding immediately prior to the reorganization transaction. The Plan also provides for the distribution by the Target Portfolio, on a pro rata basis, of such Acquiring Portfolio Shares to the Target Portfolio’s shareholders in complete liquidation of the Target Portfolio. A vote in favor of the Plan by the shareholders of the Target Portfolio will constitute a vote in favor of the liquidation of the Target Portfolio and the termination of the Target Portfolio as a separate series of the Trust. The Board of Trustees of the Trust (the “Board”) unanimously recommends that you vote in favor of the proposal.

II. To transact such other business as may properly come before the Meeting or any adjournment thereof.

A copy of the Plan is attached as Exhibit A to the Prospectus/Proxy Statement.

The acquisition of the assets of the Target Portfolio by the Acquiring Portfolio in exchange for the Acquiring Portfolio’s assumption of all of the liabilities of the Target Portfolio by the Acquiring Portfolio and the issuance of Acquiring Portfolio Shares to the Target Portfolio and its shareholders is referred to herein as the “Reorganization.” If shareholders of the Target Portfolio approve the Plan and the Reorganization is consummated, they will become shareholders of the Acquiring Portfolio.

The matters referred to above are discussed in detail in the Prospectus/Proxy Statement attached to this Notice. The Board has fixed the close of business on July 10, 2015, as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting, or any adjournment thereof, and only holders of record of shares of the Target Portfolio at the close of business on that date are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Each full share of the Target Portfolio is entitled to one vote on the proposal and each fractional share of the Target Portfolio is entitled to a corresponding fractional vote on the proposal.

You are cordially invited to attend the Meeting. If you do not expect to attend the Meeting, you are requested to complete, date and sign the enclosed voting instruction card relating to the Meeting and return it promptly in the envelope provided for that purpose. Alternatively, you may vote by telephone or via the internet as described in the Prospectus/Proxy Statement attached to this Notice. The enclosed voting instruction card is being solicited on behalf of the Board .

YOUR VOTE IS IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR INVESTMENT MAY BE. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE BY CALLING 855-973-0094 AND FOLLOWING THE INSTRUCTIONS. YOU MAY ALSO VOTE VIA THE INTERNET AT WWW.PROXYVOTE.COM. YOU MAY REVOKE YOUR VOTING INSTRUCTIONS AT ANY TIME PRIOR TO THE MEETING. THEREFORE, BY APPEARING AT THE MEETING, AND REQUESTING REVOCATION PRIOR TO THE VOTING, YOU MAY REVOKE THE VOTING INSTRUCTION CARD AND YOU CAN THEN VOTE IN PERSON.

By order of the Board of Trustees of the Advanced Series Trust.

Deborah A. Docs

Secretary

Advanced Series Trust

The information in this Prospectus/Proxy Statement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus/Proxy Statement is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION

PRELIMINARY PROSPECTUS/PROXY STATEMENT DATED JULY 10, 2015

PROXY STATEMENT

for

AST NEUBERGER BERMAN CORE BOND PORTFOLIO

A SERIES OF THE ADVANCED SERIES TRUST

and

PROSPECTUS

for

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO

A SERIES OF ADVANCED SERIES TRUST

Dated August 10, 2015

655 Broad Street

Newark, New Jersey 07102

Reorganization of AST Neuberger Berman Core Bond Portfolio

into AST Lord Abbett Core Fixed Income Portfolio

This Prospectus/Proxy Statement is furnished in connection with the Special Meeting of Shareholders (the “Meeting”) of the AST Neuberger Berman Core Bond Portfolio (the “Target Portfolio”), a series of Advanced Series Trust (the “Trust” or “AST”). At the Meeting, you will be asked to consider and approve a Plan of Reorganization of the Trust (the “Plan”) that provides for the reorganization of the Target Portfolio into the AST Lord Abbett Core Fixed Income Portfolio (the “Acquiring Portfolio,” and together with the Target Portfolio, the “Portfolios”), a series of the Trust.

As described in more detail below, the Plan provides for the transfer of the Target Portfolio’s assets to the Acquiring Portfolio in exchange for the Acquiring Portfolio’s assumption of the Target Portfolio’s liabilities and the Acquiring Portfolio’s issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the “Acquiring Portfolio Shares”). The Acquiring Portfolio Shares received by the Target Portfolio in a reorganization transaction will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolio shares that are outstanding immediately prior to such reorganization transaction. The Plan also provides for the distribution by the Acquiring Portfolio, on a pro rata basis, of such Acquiring Portfolio Shares to the Target Portfolio’s shareholders in complete liquidation of the Target Portfolio. A vote in favor of the Plan by the shareholders of the Target Portfolio will constitute a vote in favor of the liquidation of the Target Portfolio and the termination of the Target Portfolio as a separate series of the Trust.

The acquisition of assets of the Target Portfolio by the Acquiring Portfolio, assumption of liabilities of the Target Portfolio by the Acquiring Portfolio, and issuance of the Acquiring Portfolio Shares by the Acquiring Portfolio to the Target Portfolio and its shareholders is referred to herein as the “Reorganization.” If the shareholders of the Target Portfolio approve the Plan and the Reorganization is consummated, they will become shareholders of the Acquiring Portfolio.

The Meeting will be held at the offices of the Trust, 655 Broad Street, Newark, New Jersey 07102-8065, on October 5, 2015, at 10:00 a.m. Eastern Standard Time. The Board of Trustees of the Trust (the “Board”) is soliciting these voting instructions on behalf of the Target Portfolio and has fixed the close of business on July 10, 2015 (the “Record Date”) as the record date for determining Target Portfolio shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Only holders of record shares of the Target Portfolio at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. This Prospectus/Proxy Statement is first being sent to Contract Oweners on or about [August 17], 2015.

The Target Portfolio and the Acquiring Portfolio both serve as underlying mutual funds for variable annuity contracts and variable life insurance policies (the “Contracts”) issued by life insurance companies (“Participating Insurance Companies”). Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the Target Portfolio through the Contracts and should consider themselves shareholders of the Target Portfolio for purposes of this Prospectus/Proxy Statement. Each Participating Insurance Company is required to offer Contract owners the opportunity to instruct it, as owner of record of shares held in the Target Portfolio by its separate or general accounts, how it should vote on the Plan at the Meeting and at any adjournments thereof.

This Prospectus/Proxy Statement gives the information about the Reorganization and the issuance of the Acquiring Portfolio Shares that you should know before investing or voting on the Plan. You should read it carefully and retain it for future reference. A copy of this Prospectus/Proxy Statement is available at www.prudential.com/variableinsuranceportfolios. Additional information about the Acquiring Portfolio has been filed with the Securities and Exchange Commission (the “SEC”), including:

•                  The Prospectus of the Trust relating to the Acquiring Portfolio, dated July 1, 2015, which is incorporated herein by reference and is included, with and considered to be a part of, this Prospectus/Proxy Statement.

You may request a free copy of a Statement of Additional Information, dated July 1, 2015 (the “SAI”), relating to the Reorganization or other documents relating to the Trust and the Acquiring Portfolio without charge by calling 855-973-0094 or by writing to the Trust at 655 Broad Street, Newark, New Jersey 07102. The SAI is incorporated herein by reference. The SEC maintains a website (www.sec.gov) that contains the SAI and other information relating to the Target Portfolio, the Acquiring Portfolio, and the Trust that has been filed with the SEC.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

PROSPECTUS/PROXY STATEMENT

TABLE OF CONTENTS

Page

4	SUMMARY

8	INFORMATION ABOUT THE REORGANIZATION

11	COMPARISON OF TARGET PORTFOLIO AND ACQUIRING PORTFOLIO

17	MANAGEMENT OF THE PORTFOLIOS

20	VOTING INFORMATION

21	ADDITIONAL INFORMATION ABOUT THE TARGET PORTFOLIO AND THE ACQUIRING PORTFOLIO

21	PRINCIPAL HOLDERS OF SHARES

22	FINANCIAL HIGHLIGHTS

A-1	EXHIBIT A: PLAN OF REORGANIZATION

B-1	EXHIBIT B: ADVANCED SERIES TRUST PROSPECTUS RELATING TO THE AST LORD ABBETT CORE FIXED INCOME PORTFOLIO DATED JULY 1, 2015

SUMMARY

This section is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (Exhibit A) and the Prospectus for the Acquiring Portfolio (Exhibit B).

As explained in more detail below, you are being asked to consider and approve the Plan with respect to the Target Portfolio for which you are a beneficial shareholder. Shareholder approval of the Plan and consummation of the Reorganization will have the effect of reorganizing the Target Portfolio into the Acquiring Portfolio, resulting in a single mutual fund.

As further explained in “Management of the Target Portfolio and the Acquiring Portfolio,” Prudential Investments LLC (“PI”) and AST Investment Services, Inc. (“ASTIS”, and together with PI, the “Manager”) serve as investment managers to the Target Portfolio and the Acquiring Portfolio. The fund resulting from the Reorganization is sometimes referred to herein as the “Combined Portfolio.”

Both the Target Portfolio and the Acquiring Portfolio are managed under a manager-of-managers structure, which means that the Manager has engaged each subadviser listed below to conduct the investment program of the relevant Portfolio, including the purchase, retention, and sale of portfolio securities and other financial instruments.

Portfolio	Subadvisers
AST Neuberger Berman Core Bond Portfolio	Neuberger Berman Management LLC (“Neuberger Berman”)

AST Lord Abbett Core Fixed Income Portfolio	Lord Abbett & Co. LLC (“Lord Abbett”)

Comparison of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objectives of the Target Portfolio and Acquiring Portfolio are substantially similar. The investment objective of the Target Portfolio is to seek to maximize total return consistent with the preservation of capital. The investment objective of the Acquiring Portfolio is to seek income and capital appreciation to produce a high total return. The investment objective of the Target Portfolio and the Acquiring Portfolio are non-fundamental, meaning that the investment objectives can be changed with Board approval.

The Portfolios also have similar principal investment strategies. Both the Target Portfolio and the Acquiring Portfolio are diversified funds. A description of the Portfolios’ principal strategies follows. After the Reorganization is completed, it is expected that the Combined Portfolio will be managed according to the investment objective and principal investment strategies of the Acquiring Portfolio.

Principal Risks of the Portfolios

The principal risks associated with the Acquiring Portfolio are substantially similar to those of the Target Portfolio, and include asset-backed and/or mortgage-backed securities risk, asset transfer program risk, derivatives risk, expense risk, fixed income securities risk, foreign investment risk, liquidity and valuation risk, market and management risk, recent events risk and regulatory risk. The Target Portfolio is also subject to High Yield Risk and Sovereign Debt Securities Risk, while the Acquiring Portfolio is also subject to senior loan risk and US government securities risk as additional principal risks. Detailed descriptions of the principal risks associated with the Target Portfolio and the Acquiring Portfolio are set forth in i) this Prospectus/Proxy Statement under the caption “Comparison of the Target Portfolio and the Acquiring Portfolio—Principal Risks of the Portfolios;” and (ii) the prospectus for the Acquiring Portfolio attached as Exhibit B to this Prospectus/Proxy Statement.

There is no guarantee that shares of the Combined Portfolio will not lose value. This means that the value of the Combined Portfolio’s investments, and therefore, the value of the Combined Portfolio’s shares, may fluctuate.

Comparison of Investment Management Fees and Total Fund Operating Expenses

The contractual and current effective investment management fee rates for the Acquiring Portfolio are currently higher than the contractual and current effective investment management fee rates for the Target Portfolio, and they are expected to remain higher after the Reorganization is completed. However, based on the current assets under management for each Portfolio as of December 31, 2014, the total net expense ratio (after fee waivers and expense reimbursements) for the Combined Portfolio is lower than the total net expense ratio of the Target Portfolio, and is expected to continue to be lower following completion of the Reorganization. This means that Target Portfolio shareholders will receive a reduction in total net expense ratios.

The following table describes the fees and expenses that owners of certain annuity contracts and variable life insurance policies (the “Contracts”) may pay if they invest in the Target Portfolio as well as the projected fees and expenses of the Acquiring Portfolio after the Reorganization. The following table does not reflect any Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth below. The Contract charges will not change as a result of the Reorganization. See your Contract prospectus for more information about Contract charges.

Shareholder Fees (fees paid directly from your investment)

	Target Portfolio		Acquiring Portfolio		Combined Portfolio (Pro Forma Surviving)
Maximum sales charge (load) imposed on purchases	NA	*	NA	*	NA	*
Maximum deferred sales charge (load)	NA	*	NA	*	NA	*
Maximum sales charge (load) imposed on reinvested dividends	NA	*	NA	*	NA	*
Redemption Fee	NA	*	NA	*	NA	*
Exchange Fee	NA	*	NA	*	NA	*

*                 Because shares of both the Target Portfolio and the Acquiring Portfolio are purchased through the Contracts, the relevant Contract prospectus should be carefully reviewed for information on the charges and expenses of the Contract. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Target Portfolio(1)	Acquiring Portfolio(2)	Combined Portfolio (Pro Forma Surviving)(3)
Management Fees(4)	0.53%	0.61%	0.61%
Distribution and/or Service Fees (12b-1 Fees)	0.25%	0.25%	0.25%
Other Expenses	0.04%	0.02%	0.02%
Total Annual Portfolio Operating Expenses	0.82%	0.88%	0.88%
Fee Waiver and/or Expense Reimbursement	0.15%*	0.29%**	0.29	%**
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.67%	0.59%	0.59	%***

* The Manager has contractually agreed to waive 0.14% of its investment management fee through June 30, 2016. In addition, the Manager has contractually agreed to waive a portion of its investment management fees, as follows: 0.025% of the average daily net assets between $500 million and $1 billion, and 0.05% of the average daily net assets in excess of $1 billion through June 30, 2016.

** The Manager has contractually agreed to waive 0.16% of its investment management fees through June 30, 2016. In addition, the Manager has contractually agreed to waive a portion of its investment management fee, as follows: 0.10% on the first $500 million of average daily net assets; 0.125% of the average daily net assets between $500 million and $1 billion; and 0.15% of the average daily net assets in excess of $1 billion through June 30, 2016.

*** To the extent the Reorganization is approved, the Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Combined Portfolio so that the Combined Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, short sale interest and dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.59% of the Combined Portfolio’s average daily net assets through October 31, 2016. These waivers may not be terminated prior to October 31, 2016 without the prior approval of the Trust’s Board of Trustees.

(1)         Based on the average daily net assets of $569.2 million for the Target Portfolio for the 12-month period ended December 31, 2014.

(2)         Based on the average daily net assets of $1,745.4 million for the Acquiring Portfolio for the 12- month period ended December 31, 2014.

(3)         Assumes completion of the Reorganization on December 31, 2014 and based on the fee structure in effect on July 1, 2015. The estimated fees and expenses of the Combined Portfolio (Pro Forma Surviving) are based in part on assumed average daily net assets of $2,314.6 million (i.e., the average daily net assets for the Combined Portfolio for the 12-month period ended December 31, 2014).

(4)         The contractual management fee for the Acquiring Portfolio is 0.6325% of average daily net assets to $300 million; 0.6225% on next $200 million of average daily net assets; 0.6125% on next $250 million of average daily net assets; 0.6025% on next $2.5 billion of average daily net assets; 0.5925% on next $2.75 billion of average daily net assets; 0.5625% on next $4 billion of average daily net assets; 0.5425% over $10 billion of average daily net assets. The same contractual management fee rates will apply to the Combined Portfolio.

Expense Examples

The Examples assume that you invest $10,000 in each Portfolio for the time periods indicated. The Examples also assume that your investment has a 5% return each year, that each Portfolio’s total operating expenses remain the same, and that no expense waivers and reimbursements are in effect other than the contractual expense cap for the Combined Portfolio (Pro Forma Surviving) that runs through December 31, 2014. These Examples do not reflect any charges or expenses for the Contracts. The expenses shown below would be higher if these charges or expenses were included. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Target Portfolio *	$68	$247	$440	$1,000
Acquiring Portfolio *	$60	$252	$459	$1,058
Combined Portfolio (Pro Forma Surviving)*	$60	$252	$459	$1,058

*       Based on total net annual operating expense ratios (after waivers and expense reimbursements) of 0.67%, 0.59% and 0.59%, respectively, as described in the Annual Operating Expense Table above.

Reorganization Details and Reasons for the Reorganization

Assuming completion of the Reorganization, shareholders of the Target Portfolio will have their shares exchanged for shares of the Acquiring Portfolio of equal dollar value based upon the value of the shares at the time the Target Portfolio’s assets are transferred to the Acquiring Portfolio and the Target Portfolio’s liabilities are assumed by the Acquiring Portfolio. After the transfer of assets, assumption of liabilities, and exchange of shares have been completed, the Target Portfolio will be liquidated and dissolved. As a result of the Reorganization, you will cease to be a beneficial shareholder of the Target Portfolio and will become a beneficial shareholder of the Acquiring Portfolio.

Both the Target Portfolio and the Acquiring Portfolio serve as underlying mutual funds for the Contracts issued by “Participating Insurance Companies.” Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the applicable Portfolio through the Contracts and should consider themselves shareholders of the applicable Portfolio for purposes of this Prospectus/Proxy Statement.

For the reasons set forth in the “Information About the Reorganization—Reasons for the Reorganization” section, the Board has determined that the Reorganization is in the best interests of the shareholders of each Portfolio, and have also concluded that no dilution in value would result to the shareholders of either Portfolio as a result of the Reorganization.

The Board of Trustees of the Advanced Series Trust, on behalf of the Target Portfolio, has approved the Plan and unanimously recommends that you vote to approve the Plan.

In deciding whether to vote to approve the Plan, you should consider the information considered by the Board and the information provided in this Prospectus/Proxy Statement.

INFORMATION ABOUT THE REORGANIZATION

This section describes the Reorganization for the Target Portfolio and the Acquiring Portfolio. This section is only a summary of the Plan. You should read the actual Plan attached as Exhibit A.

Reasons for the Reorganization

Based on a recommendation of the Manager, the Board including all of the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940 (collectively, the “Independent Trustees”), has unanimously approved the Reorganization. The Board also unanimously recommends that the beneficial shareholders of the Target Portfolio approve the Reorganization. The Board also unanimously determined that the Reorganization would be in the best interests of the beneficial shareholders of each Portfolio, and that the interests of the shareholders of each Portfolio would not be diluted as a result of the Reorganization.

The Manager provided the Board with detailed information regarding each Portfolio, including its investment management fee, total expenses, asset size, and performance. At a meeting held on June 15-16, 2015, the Board considered:

•                  Although the Acquiring Portfolio's contractual and effective investment management fee rates are higher than the Target Portfolio's contractual and effective investment management fee rates, the Acquiring Portfolio's total net expense ratio (after fee waivers and reimbursements) is lower than the Target Portfolio's total net expense ratio for the 12 months ended December 31, 2014;

•                  The historical net investment performance results for the Acquiring Portfolio for the one- and three-year periods ended December 31, 2014 are better than the corresponding historical net investment performance results of the Target Portfolio;

•                  Assuming completion of the Reorganization on December 31, 2014, the pro forma total net expense ratio (after fee waivers and expense reimbursements) for the Combined Portfolio is lower than the estimated total net expense ratio for the Target Portfolio;

•                  The Acquiring Portfolio is substantially larger than the Target Portfolio;

•                  The investment objectives and principal investment strategies of the Target Portfolio and the Acquiring Portfolio are similar; and

•                  Because of the federal tax-deferred treatment applicable to the Contracts, completion of the Reorganization is not expected to result in taxable gain or loss for U.S. federal income tax purposes for Contract owners that beneficially own shares of the Target Portfolio immediately prior to the Reorganization.

The Manager also provided, and the Board considered, information regarding potential benefits and costs for the Manager and its affiliates from the Reorganization.  The Reorganization may benefit the Participating Insurance Companies, which are affiliates of the Manager, by reducing their costs to hedge their guarantees under the variable contracts that use the Portfolios as investment options.  The Manager estimates that its net revenue will decrease as a result of the Reorganization (by approximately $50,000 annually).  In considering these Manager benefits and costs, the Board also considered that Target Portfolio shareholders would benefit from decreased expenses (approximately $80,000 annually) and from other aspects of the Reorganization noted above.

For the reasons discussed above, the Board of Trustees of the Advanced Series Trust unanimously recommends that you vote FOR the Plan.

If shareholders of the Target Portfolio do not approve the Plan, the Board will consider other possible courses of action, including, among others, consolidation of the Target Portfolio with one or more portfolios of the Trust other than the Acquiring Portfolio, or unaffiliated funds, or the liquidation of the Target Portfolio.

Closing of the Reorganization

If shareholders of the Target Portfolio approve the Plan, the Reorganization will take place after various conditions are satisfied by the Trust on behalf of the Target Portfolio and the Acquiring Portfolio, including the preparation of certain documents. The Trust will determine a specific date for the actual Reorganization to take place, which is presently expected to occur on or about October 19, 2015. This is called the “closing date.” If the shareholders of the Target Portfolio do not approve the Plan, the Reorganization will not take place for the Target Portfolio, and the Board will consider alternative courses of actions, as described above.

If the shareholders of the Target Portfolio approve the Plan, the Target Portfolio will deliver to the Acquiring Portfolio all of its assets on the closing date, the Acquiring Portfolio will assume all of the liabilities of the Target Portfolio on the closing date, and the Acquiring Portfolio will issue the Acquiring Portfolio Shares to the Target Portfolio. The Acquiring Portfolio Shares received by the Target Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolio shares that are outstanding immediately prior to the Reorganization. The Participating Insurance Companies then will make a conforming exchange of units between the applicable sub-accounts in their separate accounts. As a result, shareholders of the Target Portfolio will beneficially own shares of the Acquiring Portfolio that, as of the date of the exchange, have an aggregate value equal to the dollar value of the assets delivered to the Target Portfolio. The stock transfer books of the Target Portfolio will be permanently closed on the closing date. Requests to transfer or redeem assets allocated to the Target Portfolio may be submitted at any time before the close of regular trading on the New York Stock Exchange on the closing date, and requests that are received in proper form prior to that time will be effected prior to the closing.

To the extent permitted by law, the Trust may amend the Plan without shareholder approval. The Trust may also agree to terminate and abandon the Reorganization at any time before or, to the extent permitted by law, after the approval by shareholders of the Target Portfolio.

Expenses of the Reorganization

The printing and mailing cost for this Proxy Statement/Prospectus will be paid by the Manager or its affiliates out of the fee received from the Acquiring Portfolio under its Rule 12b-1 plan.

Certain Federal Income Tax Considerations

Both Portfolios are treated as partnerships for U.S. federal income tax purposes. As a result, each Portfolio’s income, gains, losses, deductions, and credits will be “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for U.S. federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Contract owners should consult the prospectuses of their respective Contracts for information on the federal income tax consequences to such owners. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in a Portfolio, including the application of state and local taxes.

Each Portfolio complies with the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”).

The Reorganization may entail various consequences, which are discussed below under the caption “Federal Income Tax Consequences of the Reorganization.”

Federal Income Tax Consequences of the Reorganization

The following discussion is applicable to the Reorganization. The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free transaction under the Code. In addition, assuming that the Contracts qualify for the federal tax-deferred treatment applicable to certain variable insurance products, Contract owners generally should not have any reportable gain or loss for U.S. federal income tax purposes even if the Reorganization did not qualify as a tax-free transaction. It is a condition to each Portfolio’s obligation to complete the Reorganization that the Portfolios will have received an opinion from Shearman & Sterling LLP, special tax counsel to the Portfolios, based upon representations made by the Trust on behalf of the Target Portfolio and the Acquiring Portfolio, and upon certain assumptions, substantially to the effect that the transactions contemplated by the Plan should constitute a tax-free transaction for U.S. federal income tax purposes.

As set forth above, both Portfolios are treated as partnerships for U.S. federal income tax purposes. Based on such treatment and certain representations made by the Trust on behalf of the Target Portfolio and the Acquiring Portfolio relating to the Reorganization, for U.S. federal income tax purposes (references to “shareholders” are to the Participating Insurance Companies):

1. The transfer by the Target Portfolio of all of its assets to the Acquiring Portfolio, in exchange solely for the Acquiring Portfolio Shares, the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio, and the distribution of the Acquiring Portfolio Shares to the shareholders of the Target Portfolio in complete liquidation of the Target Portfolio, should be tax-free to the shareholders of the Target Portfolio.

2. The shareholders of the Target Portfolio should not recognize gain or loss upon the exchange of all of their shares solely for Acquiring Portfolio Shares, as described in this Prospectus/Proxy Statement and the Plan.

3. No gain or loss should be recognized by the Target Portfolio upon the transfer of its assets to the Acquiring Portfolio in exchange solely for Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of the liabilities, if any, of the Target Portfolio. In addition, no gain or loss should be recognized by the Target Portfolio on the distribution of such Acquiring Portfolio Shares to the shareholders of the Target Portfolio (in liquidation of the Target Portfolio).

4. No gain or loss should be recognized by the Acquiring Portfolio upon the acquisition of the assets of the Target Portfolio in exchange solely for Acquiring Portfolio Shares and the assumption of the liabilities, if any, of the Target Portfolio.

5. The Acquiring Portfolio’s tax basis for the assets acquired from the Target Portfolio should be the same as the tax basis of these assets when held by the Target Portfolio immediately before the transfer, and the holding period of such assets acquired by the Acquiring Portfolio should include the holding period of such assets when held by the Target Portfolio.

6. A Target Portfolio shareholder’s tax basis for the Acquiring Portfolio Shares to be received by it pursuant to the Reorganization should be the same as its tax basis in the Target Portfolio shares exchanged therefore reduced or increased by any net decrease or increase, as the case may be, in such shareholder’s share of the liabilities of the Portfolios as a result of the Reorganization.

7. The holding period of the Acquiring Portfolio Shares to be received by the shareholders of the Target Portfolio should include the holding period of their Target Portfolio shares exchanged therefor, provided such shares were held as capital assets on the date of exchange.

An opinion of counsel is not binding on the Internal Revenue Service or the courts. Shareholders of the Target Portfolio should consult their tax advisors regarding the tax consequences to them of the Reorganization in light of their individual circumstances.

A Contract owner should consult the prospectus for his or her Contract on the federal tax consequences of owning the Contract. Contract owners should also consult their tax advisors as to state and local tax consequences, if any, of the Reorganization, because this discussion only relates to U.S. federal income tax consequences.

Characteristics of Acquiring Portfolio Shares

The Acquiring Portfolio Shares to be distributed to Target Portfolio shareholders will have substantially identical legal characteristics as shares of beneficial interest of the Target Portfolio with respect to such matters as voting rights, accessibility, conversion rights, and transferability.

The Target Portfolio and the Acquiring Portfolio are each organized as a series of a Massachusetts business trust. There are no material differences between the rights of shareholders of the Portfolios.

COMPARISON OF TARGET PORTFOLIO AND ACQUIRING PORTFOLIO

Additional information regarding the Acquiring Portfolio’s investments and risks, the management of the Acquiring Portfolio, the purchase and sale of Acquiring Portfolio shares, certain U.S. federal income tax considerations, and financial intermediary compensation is set forth in Exhibit B to this Prospectus/Proxy Statement.

As provided in more detail below, the investment objectives and principal investment strategies of the Target Portfolio and the Acquiring Portfolio are substantially similar. Both Portfolios utilize core bond strategies with a Barclays U.S. Aggregate Bond Index (GD) benchmark.

Investment Objective of Target Portfolio:

The investment objective of the Target Portfolio is to seek to maximize total return consistent with the preservation of capital.

Investment Objective of Acquiring Portfolio:

The investment objective of the Acquiring Portfolio is to seek income and capital appreciation to produce a high total return.

Principal Investment Strategies of Target Portfolio:

In pursuing its investment objective, the Target Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in bonds and other debt securities. This test is applied at the time the Target Portfolio invests; later percentage changes caused by a change in Target Portfolio assets, market values, or ratings downgrades will not require the Target Portfolio to dispose of a holding. The Target Portfolio will not change the above-referenced 80% policy unless it provides at least 60 days prior written notice to Contract Oweners. The debt securities in which the Target Portfolio invests are primarily investment grade under normal circumstances. The Target Portfolio considers debt securities to be investment grade if, at the time of investment, they are rated within the four highest grades assigned by a rating agency such as Moody’s, S&P, or Fitch, or are unrated but determined by Neuberger Berman to be of comparable quality.

To pursue its investment objective, the Target Portfolio normally invests primarily in a diversified mix of fixed rate and floating rate debt securities. The Target Portfolio’s investments include securities issued by domestic and foreign governments, corporate entities, and trust structures. The Target Portfolio may invest in a broad array of securities, including: securities issued or guaranteed as to principal or interest by the US government or any of its agencies or instrumentalities; corporate bonds; commercial paper; and mortgage-backed securities and other asset-backed securities. Securities in which the Target Portfolio may invest may be structured as fixed rate debt; floating rate debt; and debt that may not pay interest at the time of issuance. The Target Portfolio may also engage in when-issued and delayed delivery transactions (such as to-be-announced mortgage-backed securities), which involve a commitment by the Target Portfolio to purchase securities that will be issued at a later date.

The Target Portfolio may also invest without limit in derivative instruments as a means of hedging risk and/or for investment purposes, which may include altering the Target Portfolio’s exposure to interest rates, sectors and individual issuers.

The Target Portfolio will consider the use of derivatives only to achieve specific investment objectives, but will not use derivatives in a manner that exposes the Target Portfolio to risks that fall outside of the Target Portfolio’s investment risk parameters.

The Target Portfolio may invest a portion of its assets in derivative strategies either for substitution or risk control. In this context, substitution is when the characteristics of the derivative sufficiently parallel those of the cash market instrument and risk control is when the derivative is used to take an opposite position in the derivative market relative to a cash instrument. In the case of risk control, a derivative is used to alter the portfolio exposure to risk (volatility) without having to sell the cash investment. This can also be referred to as hedging. These derivative instruments may include futures, forward foreign currency contracts, and swaps, such as total return swaps, credit default swaps and interest rate swaps.

The Target Portfolio normally will not invest more than 15% of its total assets in non-US dollar denominated securities and, through hedging strategies, will attempt to limit its exposure to currencies other than the US dollar to 5% of its total assets.

Additionally, the Target Portfolio may invest in tender option bonds, convertible securities, preferred securities, global sovereign debt, emerging markets debt, senior loans, and contingent convertibles. The Target Portfolio normally will seek to maintain its target average duration within one year, and generally seeks to maintain its target average duration within a maximum of two years, of the average duration of the bonds in the Barclays US Aggregate Bond Index (which was approximately 5.47 years as of February 27, 2015).

Principal Investment Strategies of Acquiring Portfolio:

In pursuing its investment objective, the Acquiring Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in fixed income securities of various types. This policy is a non-fundamental policy. Under normal market conditions, the Acquiring Portfolio invests primarily in (i) securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises; (ii) investment grade debt securities of US issuers; (iii) investment grade debt securities of non-U.S. issuers that are denominated in U.S. dollars; (iv) mortgage-backed and other asset-backed securities; (v) inflation-linked investments, (vi) senior loans, and loan participations and assignments; and (vii) derivative instruments, such as options, futures contracts, forward contracts or swap agreements. Investment grade debt securities are securities rated within the four highest grades assigned by a rating agency such as Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services, or Fitch Ratings, or are unrated but determined by Lord Abbett to be of comparable quality.

The Acquiring Portfolio may invest in corporate debt securities. The Acquiring Portfolio also may invest in mortgage-backed, mortgage-related and other asset-backed securities, which directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans, real property, or other assets. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, mortgage dollar rolls, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The Acquiring Portfolio expects to maintain its average duration range within two years of the bond market’s duration as measured by the Barclays US Aggregate Bond Index (which was approximately 5.47 years as of February 27, 2015).

A more complete description of the Portfolios’ investment objectives and principal investment policies is set forth in this Prospectus/Proxy Statement under the caption “Comparison of Target Portfolio and Acquiring Portfolio.”

Analysis of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objectives of the Target Portfolio and Acquiring Portfolio are substantially similar. The investment objective of the Target Portfolio is to seek to maximize total return consistent with the preservation of capital. The investment objective of the Acquiring Portfolio is is to seek income and capital appreciation to produce a high total return. The Portfolios also have similar principal investment strategies that utilize core bond strategies with a Barclays U.S. Aggregate Bond Index (GD) benchmark. Assuming completion of the Reorganization, it is expected that the Combined Portfolio will be managed according to the investment objective and principal investment strategies of the Acquiring Portfolio.

Principal Risks of the Portfolios

The risks identified below are the principal risks of investing in the Portfolios. All investments have risks to some degree and it is possible that you could lose money by investing in each Portfolio. An investment in each Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While each Portfolio makes every effort to achieve its objective, it can’t guarantee success.

Each of the Target Portfolio and the Acquiring Portfolio is subject to the principal risks set forth below.

Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.

Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the assets flows may not operate as intended which in turn could adversely affect performance.

Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.

Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.

Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.

Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.

Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.

Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.

Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.

Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.

In addition to the principal risks discussed above, the Target Portfolio is also subject to the following additional principal risks:

High-Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.

Sovereign Debt Securities Risk. Investing in foreign sovereign debt securities exposes the Portfolio to direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The consequences include the risk that the issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, that the foreign government may default on its debt securities, and that there may be no bankruptcy proceeding by which the defaulted sovereign debt may be collected.

In addition to the principal risks discussed above, the Acquiring Portfolio is also subject to the following additional principal risks:

Senior Loan Risk. The Portfolio’s investments in certain senior loans have many of the risk characteristics of fixed income securities, and may be subject to increased credit, interest rate and liquidity risks. The value of senior loans also may be adversely affected by supply-demand imbalances caused by conditions in related markets.

US Government Securities Risk. US Government securities may be adversely affected by changes in interest rates, a default by, or decline in the credit quality of, the US Government, and may not be backed by the full faith and credit of the US Government.

Performance of Target Portfolio

A number of factors, including risk, can affect how the Target Portfolio performs. The information below provides some indication of the risks of investing in the Target Portfolio by showing changes in the Target Portfolio investment performance from year to year and by showing how the Target Portfolio’s average annual returns for 1 year and since inception of the Target Portfolio compare with those of a broad measure of market performance.  Past performance does not mean that the Target Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Annual Returns

2012	4.88%
2013	-2.83%
2014	5.15%

Best Quarter	Worst Quarter
2.10% (2nd quarter of 2014)	-3.03% (2nd quarter of 2013)

Average Annual Returns (as of 12/31/14)

	1 Year	Since Inception (10/17/11)
Target Portfolio	5.15%	2.58%
Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.97%	2.81%

Performance of Acquiring Portfolio

A number of factors, including risk, can affect how the Acquiring Portfolio performs. The information below provides some indication of the risks of investing in the Acquiring Portfolio by showing changes in Acquiring Portfolio investment performance from year to year and by showing how its average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Acquiring Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Note: Prior to May 2, 2011 the Acquiring Portfolio was known as the AST Lord Abbett Bond-Debenture Portfolio. Effective May 2, 2011, the Acquiring Portfolio changed its investment objective, policies, strategy, and expense structure. The performance history of the Acquiring Portfolio prior to May 2, 2011 reflects the investment performance, investment operations, investment policies and investment strategies of the former AST Lord Abbett Bond-Debenture Portfolio, and does not represent the actual or predicted performance of the current Acquired Portfolio.

Annual Returns

2005	1.16%
2006	9.80%
2007	6.09%
2008	-23.25%
2009	34.60%
2010	13.41%
2011	10.17%
2012	5.93%
2013	-2.00%
2014	6.39%

Best Quarter	Worst Quarter
12.39% (2nd quarter of 2009)	-14.82% (4th quarter of 2008)

Average Annual Returns (as of 12/31/14)

	1 Year	5 Years	10 Years
Acquiring Portfolio	6.39%	6.65%	5.32%
Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.97%	4.45%	4.71%

Capitalizations of Target Portfolio and Acquiring Portfolio Before and After Reorganization

The following tables set forth as of December 31, 2014: (i) the capitalization of shares of the Target Portfolio, (ii) the capitalization of the Acquiring Portfolio, and (iii) the capitalization of the Combined Portfolio as adjusted to give effect to the Reorganization.

	Target Portfolio (unaudited)	Acquiring Portfolio (unaudited)	Adjustments		Combined Portfolio (Pro Forma Surviving) (unaudited)
Net assets	$831,460,133	$2,348,718,268	—		$3,180,178,401
Total shares outstanding	76,811,350	195,971,616	(7,407,332	)(a)	265,375,634
Net asset value per share	$10.82	$11.98	—		$11.98

(a)              Reflects the change in shares of the Target Portfolio upon conversion into the Acquiring Portfolio. Shareholders of the Target Portfolio would become shareholders of the Acquiring Portfolio, receiving shares of the Acquiring Portfolio equal to the value of their holdings in the Target Portfolio immediately prior to the Reorganization.

MANAGEMENT OF THE PORTFOLIOS

This section provides more information about: (i) PI and ASTIS, (ii) Neuberger Berman, and (iii) Lord Abbett. Neuberger Berman and Lord Abbett serve as subadvisers to the Target Portfolio and the Acquiring Portfolio, respectively.

Investment Management Arrangements.

The Target Portfolio and the Acquiring Portfolio are managed by PI and ASTIS, 655 Broad Street, Newark, NJ 07102. As previously noted, the term Manager is used to refer to both PI and ASTIS.

As of March 31, 2015, PI served as the investment manager to all of the Prudential US and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $259 billion (includes ASTIS assets noted below).  PI is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential).

As of March 31, 2015, ASTIS served as investment manager to certain Prudential US and offshore open-end investment companies with aggregate assets of approximately $136 billion. ASTIS is a subsidiary of Prudential Annuities Holding Company, Inc., which is a subsidiary of Prudential Annuities, Inc., a subsidiary of Prudential.

The Investment Management Agreement between the Manager and the Trust on behalf of the Target Portfolio and the Acquiring Portfolio (the “Management Agreement”), provide that the Manager will furnish the Target Portfolio and the Acquiring Portfolio with investment advice and administrative services subject to the supervision of the Board and in conformity with the stated principal investment strategies of the Target Portfolio and the Acquiring Portfolio. The Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent, and shareholder servicing services that are deemed advisable by the Trustees.

The Trust uses a “manager-of-managers” structure. That means that the Manager has engaged the subadvisers to conduct the investment programs of the Target Portfolio and the Acquiring Portfolio, including the purchase, retention and sale of portfolio securities. The Manager is responsible for monitoring the activities of the subadvisers and reporting on such activities to the Trustees. The Trust has obtained exemptive orders from the SEC that permit the Manager, subject to approval by the Board, to change subadvisers for the Target Portfolio and the Acquiring Portfolio by entering into new subadvisory agreements with certain subadvisers, without obtaining shareholder approval of such changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a manner similar to the Trust) is intended to facilitate the efficient supervision and management of the subadvisers by the Manager and the Trustees.

If there is more than one subadviser for the Target Portfolio and the Acquiring Portfolio, the Manager will normally determine the division of the assets for each portfolio among the applicable subadvisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among such subadvisers as the Manager deems appropriate. The Manager may change the target allocation of assets among subadvisers, transfer assets between subadvisers, or change the allocation of cash inflows or cash outflows among subadvisers for any reason and at any time without notice. As a consequence, the Manager may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.

Reallocations of assets among the subadvisers may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because the subadvisers select portfolio securities independently, it is possible that a security held by a portfolio segment may also be held by another portfolio segment of the Target Portfolio or the Acquiring Portfolio or that certain subadvisers may simultaneously favor the same industry. The Manager will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if a subadviser buys a security as another subadviser sells it, the net position of the Target Portfolio or the Acquiring Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Target Portfolio or the Acquiring Portfolio will have incurred additional costs. The Manager will consider these costs in determining the allocation of assets or cash flows. The Manager will consider the timing of asset and cash flow reallocations based upon the best interests of each Portfolio and its shareholders.

A discussion regarding the basis for the Board’s approvals of the Management Agreement and the subadvisory agreements are available in the semi-annual reports for the Trust (for agreements approved during the six month period ended June 30) and in their annual reports (for agreements approved during the six month period ended December 31).

Subadvisers of the Target Portfolio and the Acquiring Portfolio. The Target Portfolio is subadvised by Neuberger Berman, and the Acquiring Portfolio is subadvised by Lord Abbett. The Statement of Additional Information provides additional information about the portfolio managers responsible for the day-to-day management of each Portfolio, the portfolio manager’s compensation, other accounts that each portfolio manager manages, and ownership of portfolio securities by each portfolio manager.

Descriptions of the subadvisers and the portfolio managers are set forth below:

Neuberger Berman Management LLC. With a heritage dating to 1939, Neuberger Berman is an employee owned company. As of December 31, 2014, Neuberger Berman and its affiliates managed approximately $250 billion in assets. Neuberger Berman’s address is 605 Third Avenue, New York, New York 10158.

The Neuberger Berman portfolio managers responsible for the day-to-day management of the Target Portfolio are Andrew A. Johnson, Thanos Bardas, Thomas A. Sontag, and Thomas J. Marthaler.

Andrew A. Johnson: Managing Director, joined the predecessor firm to Neuberger Fixed Income in 1989.

Mr. Johnson is the Head of Investment Grade Fixed Income and lead portfolio manager for multiple core bond portfolios. He is the Chief Investment Officer for investment grade strategies with responsibility for the overall direction of the investment process and research. Mr. Johnson leads the senior investment team that sets overall portfolio strategy, and serves on numerous investment grade sector specialty teams. He is also a member of Neuberger Fixed Income’s Board of Directors. Prior to joining the firm, Mr. Johnson was a manager of financial planning and analysis at Illinois Bell. Previously, he had been an R&D engineer at Northrop Defense Systems Division. Andy earned his BS and MS degrees in Electrical Engineering at the Illinois Institute of Technology and his MBA from the University of Chicago.

Thanos Bardas: Managing Director, joined the predecessor firm to Neuberger Fixed Income in 1998. Mr. Bardas serves as a co-portfolio manager on multiple fixed income portfolios. He is a member of the fixed income investment team setting overall portfolio strategy and serves on specialty investment grade teams. Mr. Bardas graduated with honors from Aristotle University, Greece, earned his MS from the University of Crete, Greece, and holds a PhD in Theoretical Physics from State University of New York at Stony Brook.

David M. Brown: Managing Director, re-joined the predecessor firm to Neuberger Fixed Income in January 2003. Mr. Brown is Head of Investment Grade Corporate Strategies and the Head of Corporate Trading. He is a member of the Investment Grade Strategy Committee and is responsible for determining credit exposures across various portfolio strategies and for managing the credit trading group. Mr. Brown initially joined the predecessor firm to Neuberger Fixed Income in 1991 after graduating from the University of Notre Dame with a BA in Government and subsequently received his MBA in Finance from Northwestern University. Prior to his return, he was a senior credit analyst at Zurich Scudder Investments and later a credit analyst and portfolio manager at Deerfield Capital.  Mr. Brown has been awarded the Chartered Financial Analyst designation.

Thomas A. Sontag: Managing Director, joined the firm in 2004. Mr. Sontag is a portfolio manager responsible for active, index and short duration portfolios and is a member of the Investment Grade Strategy Committee and the structured products team. Prior to joining the firm, Mr. Sontag served as a portfolio manager with Strong Capital Management for six years. His responsibilities included co-managing five mutual funds as well as separate institutional accounts. Previously, Mr. Sontag worked in the fixed income divisions of Bear Stearns (1986 to 1998 as a managing director) and Goldman Sachs (1982 to 1985). Mr. Sontag earned a BBA and an MBA from the University of Wisconsin.

Thomas J. Marthaler, CFA, Managing Director, joined the firm in 2006. Tom is a Portfolio Manager/Client Specialist on the Investment Grade Fixed Income Team. Prior to joining the firm, Tom served as executive vice president and CIO for North American Fixed Income at ABN AMRO Asset Management, and its predecessor firm,

Chicago Title and Trust. His career began in 1981 in fixed income and includes trading, research, portfolio management, client service and product management. He earned a BA from the University of St. Thomas and an MBA from Loyola University in Chicago. In addition, Tom has been awarded the Chartered Financial Analyst designation.

Lord, Abbett & Co. LLC.  Lord Abbett has been an investment manager since 1929. As of December 31, 2014, Lord Abbett managed approximately $137.3 billion in a family of mutual funds and other advisory accounts (including approximately $1.4 billion in model-delivery assets). Lord Abbett’s address is 90 Hudson Street, Jersey City, New Jersey 07302.

The Acquiring Portfolio is managed by experienced portfolio managers responsible for investment decisions together with a team of investment professionals who provide company, industry, sector and macroeconomic research and analysis.

The Acquiring Portfolio’s team is headed by Robert A. Lee, Partner and Director. Mr. Lee joined Lord Abbett in 1997. Assisting Mr. Lee is Jerald M. Lanzotti, CFA, Partner and Portfolio Manager, Andrew H. O’Brien, CFA, Partner and Portfolio Manager, and Kewjin Yuoh, Partner and Portfolio Manager. Messrs. Lanzotti, O’Brien and Yuoh joined Lord Abbett in 1996, 1998 and 2010, respectively. Mr. Yuoh was formerly Senior Vice President-Director of Fundamental Research and Senior Portfolio Manager at Alliance Bernstein, LLP from 2003 to 2010. Messrs. Lee, Lanzotti, O’Brien and Yuoh are primarily responsible for the day-to-day management of the Acquiring Portfolio.

Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest. For each portfolio manager that is primarily responsible for the day-to-day portfolio management of the Target Portfolio and the Acquiring Portfolio, the SAI of the Trust contains an explanation of the structure of, and method(s) used by each of Neuberger Berman and Lord Abbett to determine portfolio manager compensation. For each such portfolio manager for the Target Portfolio and the Acquiring Portfolio, the SAI of the Trust also contains an explanation of any material conflicts of interest that may arise between a portfolio manager’s management of the Target Portfolio’s and Acquiring Portfolio’s investments and investments in other accounts.

Portfolio Managers: Other Accounts—Additional Information About the Portfolio Managers—Other Accounts and Share Ownership. The SAI of the Trust provides additional information about the compensation for each portfolio manager that is primarily responsible for the day-to-day management of the Target Portfolio, the Acquiring Portfolio, other accounts managed by those portfolio managers, and ownership of Trust securities by those portfolio managers.

Contractual and Effective Investment Management Fee Rates for the Portfolios

The contractual investment management fee rates for the Target Portfolio and the Acquiring Portfolio are set forth below:

AST Neuberger Berman Core Bond Portfolio

0.5325% of average daily net assets to $300 million;

0.5225% on next $200 million of average daily net assets;

0.5125% on next $250 million of average daily net assets;

0.5025% on next $2.5 billion of average daily net assets;

0.4925% on next $2.75 billion of average daily net assets;

0.4625% on next $4 billion of average daily net assets;

0.4425% over $10 billion of average daily net assets

AST Lord Abbett Core Fixed Income Portfolio

0.6325% of average daily net assets to $300 million;

0.6225% on next $200 million of average daily net assets;

0.6125% on next $250 million of average daily net assets;

0.6025% on next $2.5 billion of average daily net assets;

0.5925% on next $2.75 billion of average daily net assets;

0.5625% on next $4 billion of average daily net assets;

0.5425% over $10 billion of average daily net assets

Assuming completion of the Reorganization, the effective management fee rate for the Combined Portfolio would be 0.61% based on the contractual investment management fee rate of the Acquiring Portfolio, assuming average net assets as of December 31, 2014. Although the effective management fee rate for the Combined Portfolio is higher than the effective management fee rate for the Target Portfolio, as noted earlier, it is expected that the total net expense ratio (after waivers and expense reimbursements) for the Combined Portfolio following completion of the Reorganization will be lower than the total net expense ratio (after waivers and expense reimbursements) for the Target Portfolio.

VOTING INFORMATION

Approval of the Reorganization with respect to the Target Portfolio requires approval by a majority of the outstanding voting securities of the Target Portfolio, as defined by the 1940 Act. For purposes of the 1940 Act, a majority of the Target Portfolio’s outstanding voting securities is the lesser of (i) 67% of the Target Portfolio’s outstanding voting securities represented at a meeting at which more than 50% of the Target Portfolio’s outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Target Portfolio’s outstanding voting securities. Each Contract owner will be entitled to give voting instructions equivalent to one vote for each full share, and a fractional vote for each fractional share, of the Target Portfolio beneficially owned at the close of business on the record date. If sufficient votes to approve the Reorganization are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of voting instructions. Pursuant to the Trust’s Amended and Restated Declaration of Trust, the holders of one-third of the outstanding voting shares present in person or by proxy shall constitute a quorum at any meeting of Trust shareholders.

In accordance with requirements of the SEC, each Participating Insurance Company, as record owner of the shares of the Target Portfolio, will vote all shares of the Target Portfolio, including Target Portfolio shares owned by a Participating Insurance Company in its general account or otherwise, for which it does not receive instructions from the Contract owner beneficially owning the shares, and the Participating Insurance Company will vote those shares (for the respective Proposal, against the respective Proposal, or abstain) in the same proportion as the votes actually cast in accordance with instructions received from Contract owners (“Shadow Voting”). The presence at a Meeting of the Participating Insurance Companies affiliated with the Manager will be sufficient to constitute a quorum. Therefore, this Shadow Voting procedure may result in a relatively small number of Contract owners determining the outcome of the vote. No minimum response is required from the Contract owners before Shadow Voting is applied. An abstention is not counted as an affirmative vote of the type necessary to approve a Proposal and, therefore, instructions to the applicable Participating Insurance Company to abstain will have the same effect as a vote against the Proposal.

How to Vote

You can vote your shares in any one of four ways:

•           By mail, with the enclosed voting instruction card;

•          Via the internet;

•           In person at the relevant Meeting; or

•           By phone.

If you simply sign and date the voting instruction card but give no voting instructions, your shares will be voted by the Participating Insurance Company in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the relevant Meeting or adjournment thereof.

Revoking Voting Instructions

Contract owners executing and returning voting instructions may revoke such instructions at any time prior to exercise of those instructions by written notice of such revocation to the Secretary of the Trust, by execution of subsequent voting instructions, or by voting in person at the relevant Meeting.

Other Matters

The Board does not intend to bring any matters before the Meeting other than those described in this Prospectus/Proxy Statement. The Board is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, it is intended that the Participating Insurance Companies will vote in accordance with their judgment.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Prospectus/Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of the Trust or the Participating Insurance Company. If the record owner of a Contract is a custodian, nominee, or fiduciary, the Trust may send proxy materials to the record owner for any beneficial owners that such record owner may represent. The Trust may reimburse custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with proxy solicitations of such beneficial owners.

ADDITIONAL INFORMATION ABOUT THE TARGET PORTFOLIO AND THE ACQUIRING PORTFOLIO

Each of the Target Portfolio and the Acquiring Portfolio is a separate series of the Trust, which is also an open-end management investment company registered with the SEC under the 1940 Act. Each Portfolio is, in effect, a separate mutual fund.

Additional information about the Acquiring Portfolio is included in Exhibit B to this Prospectus/Proxy Statement. Additional information about the Target Portfolio is included in the prospectus and SAI for the Trust, dated July 1, 2015, and the portions of that prospectus and SAI relating to the Target Portfolio are incorporated herein by reference. Further information about the Acquiring Portfolio is included in the SAI. The SAI is incorporated herein by reference. These documents are available upon request and without charge by calling 855-973-0094 or by writing to the Trust or to AST at 655 Broad Street, Newark, New Jersey 07102.

The Trust, on behalf of the Target Portfolio and the Acquiring Portfolio, files proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. The Trust also prepares annual reports, which include the management discussion and analysis. The annual report is available both from the SEC and from the Trust. These materials can be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549, and at the Regional Offices of the SEC located in New York City at 233 Broadway, New York, NY 10279. Also, copies of such material can be obtained from the SEC’s Public Reference Section, Washington, D.C. 20549-6009, upon payment of prescribed fees, or from the SEC’s Internet address at http://www.sec.gov.

PRINCIPAL HOLDERS OF SHARES

[As of the Record Date, the Target Portfolio had [      ] shares outstanding. As of the Record Date, the Acquiring Portfolio had [     ] shares outstanding.]

As of the Record Date, all of the shares of the Target Portfolio and the Acquiring Portfolio are owned as of record by various Participating Insurance Company separate accounts related to the Contracts. As noted above, the Participating Insurance Companies are required to offer Contract owners the opportunity to instruct them as to how to vote Target Portfolio shares. The table below sets forth, as of the Record Date, each shareholder that owns beneficially more than 5% of the Target Portfolio or the Acquiring Portfolio.

Target Portfolio	Beneficial Owner Name*	Address	Shares/ % Ownership

[To be filed by amendment]

Acquiring Portfolio	Beneficial Owner Name*	Address	Shares/ % Ownership

[To be filed by amendment]

As defined by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

[As of the Record Date, the Trustees and Officers of the Trust, each as a group, beneficially owned less than 1% of the outstanding voting shares of either of the Portfolios.]

FINANCIAL HIGHLIGHTS

The financial highlights which follow will help you evaluate the financial performance of the Target Portfolio and the Acquiring Portfolio. The total return in each chart represents the rate that a shareholder earned on an investment in the Target Portfolio and the Acquiring Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any Contract. Because Contract charges are not included, the actual return that you will receive will be lower than the total return.

The financial highlights for the Target Portfolio for the years ended December 31, 2014, 2013, 2012 and the fiscal period October 17, 2011 through December 31, 2011 were derived from the financial statements audited by KPMG LLP, the Trust’s independent registered public accounting firm, whose reports on these financial statements were unqualified. The reports of KPMG LLP, the Trust’s independent registered public accounting firm, for the years ended December 31, 2014, 2013, 2012 and the fiscal period October 17, 2011 through December 31, 2011 are included in the Trust’s Annual Report to Shareholders for the Target Portfolio for the year in question, which reports are available upon request.

The financial highlights for the Acquiring Portfolio for the years ended December 31, 2014, 2013, 2012, 2011 and 2010 were derived from the financial statements audited by KPMG LLP, AST’s independent registered public accounting firm, whose reports on these financial statements were unqualified. The reports of KPMG LLP, AST’s independent registered public accounting firm, for the years ended December 31, 2014, 2013, 2012, 2011 and 2010 are included in AST’s Annual Report to Shareholders for the Acquiring Portfolio for the year in question, which reports are available upon request.

AST Neuberger Berman Core Bond Portfolio

	Year Ended December 31,
	2014(d)	2013(d)	2012(d)	October 17, 2011(c) through December 31, 2011(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.29	$10.59	$10.13	$10.00
Income (Loss) From Investment Operations:
Net investment income	0.20	0.11	0.13	0.03
Net realized and unrealized gain (loss) on investments	0.33	(0.41)	0.36	0.10
Total from investment operations	0.53	(0.30)	0.49	0.13
Less Distributions:	—	—	(0.03)	—
Net Asset Value, end of period	$10.82	$10.29	$10.59	$10.13
Total Return(a)	5.15%	(2.83)%	4.88%	1.30%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$831.5	$503.9	$610.6	$894.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.67%	0.75%	0.79%	0.84	%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.82%	0.83%	0.82%	0.87	%(e)
Net investment income	1.84%	1.10%	1.23%	1.51	%(e)
Portfolio turnover rate	293%	352%	361%	51	%(f)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b) Does not include expenses of the underlying funds in which the Target Portfolio invests.

(c) Commencement of operations.

(d) Calculated based on average shares outstanding during the period.

(e) Annualized.

(f) Not annualized.

AST Lord Abbett Core Fixed Income Portfolio

	Year Ended December 31,
	2014(c)	2013(c)	2012	2011(c)	2010(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.27	$11.50	$11.30	$10.43	$9.87
Income (Loss) From Investment Operations:
Net investment income	0.19	0.16	0.14	0.24	0.62
Net realized and unrealized gain (loss) on investments	0.52	(0.39)	0.52	0.81	0.63
Total from investment operations	0.71	(0.23)	0.66	1.05	1.25
Less Distributions:	—	—	(0.46)	(0.18)	(0.69)
Net Asset Value, end of year	$11.98	$11.27	$11.50	$11.30	$10.43
Total Return(a)	6.30%	(2.00)%	5.93%	10.17%	13.41%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,348.7	$1,587.3	$2,545.6	$1,951.6	$424.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.58%	0.65%	0.75%	0.80%	0.96%
Expenses Before Waivers and/or Expense Reimbursement	0.89%	0.89%	0.92%	0.93%	0.96%
Net investment income	1.61%	1.37%	1.39%	2.15%	6.12%
Portfolio turnover rate	550%	625%	580%	696%	55%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Does not include expenses of the underlying funds in which the Acquiring Portfolio invests.

(c) Calculated based on average shares outstanding during the year.

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibits
A	Form of Plan of Reorganization

B	Prospectus for the Acquiring Portfolio dated July 1, 2015.

The above-described Prospectus for the Acquiring Portfolio is part of this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders. For purposes of this EDGAR filing, the above-described Prospectus for the Acquiring Portfolio will be included in the proxy solicitation mailing to shareholders. For purposes of this EDGAR filing, it was filed with the SEC via EDGAR under the Securities Act of 1933 on June 25, 2015, and is incorporated herein by reference.

Exhibit A

ADVANCED SERIES TRUST

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the “Plan”) of Advanced Series Trust, a Massachusetts business trust having its principal place of business at 655 Broad Street, Newark, New Jersey 07102 (“AST”), on behalf of the acquiring portfolio listed in Schedule A to this Plan (the “Acquiring Portfolio”) and the target portfolio listed in Schedule A to this Plan (the “Target Portfolio”), is made as of this      day of         , 2015. Together, the Target Portfolio and the Acquiring Portfolio are referred to herein as the “Portfolios.”

The reorganization for the Target Portfolio (hereinafter referred to as the “Reorganization”) is intended to constitute a tax-free transaction for federal income tax purposes and will consist of: (i) the acquisition by the Acquiring Portfolio of all of the assets of the Target Portfolio and the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio in exchange solely for full and fractional shares of the Acquiring Portfolio (“Acquiring Portfolio Shares”); (ii) the distribution of Acquiring Portfolio Shares to the shareholders of the Target Portfolio according to their respective interests in complete liquidation of the Target Portfolio; and (iii) the dissolution of the Target Portfolio as soon as practicable after the closing (as defined in Section 3, hereinafter called the “Closing”), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by AST on behalf of the Acquiring Portfolio and the Target Portfolio, as applicable:

1.  Sale and Transfer of Assets, Liquidation and Dissolution of Target Portfolio.

(a)  Subject to the terms and conditions of this Plan, AST shall: (i) transfer all of the assets of the Target Portfolio, as set forth in Section 1(b) hereof, to the Acquiring Portfolio; and (ii) cause the Acquiring Portfolio to assume all the liabilities of the Target Portfolio as set forth in Section 1(b) hereof. Such transactions shall take place at the Closing.

(b)  The assets of the Target Portfolio to be acquired by the Acquiring Portfolio (collectively, the “Assets”) shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable that are owned by the Target Portfolio, and any deferred or prepaid expenses shown as an asset on the books of the Target Portfolio on the Closing date (as defined in Section 3, hereinafter the “Closing Date”). All liabilities, expenses, costs, charges and reserves of the Target Portfolio, to the extent that they exist at or after the Closing, shall after the Closing attach to the Acquiring Portfolio and may be enforced against the Acquiring Portfolio to the same extent as if the same had been incurred by the Acquiring Portfolio.

(c)  Subject to the terms and conditions of this Plan, AST on behalf of the Acquiring Portfolio shall at the Closing deliver to the Target Portfolio the number of Acquiring Portfolio Shares, determined by dividing the net asset value per share of the shares of the Target Portfolio (“Target Portfolio Shares”) on the Closing Date by the net asset value per share of the Acquiring Portfolio Shares, and multiplying the result thereof by the number of outstanding Target Portfolio Shares as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the Closing Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

(d)  Immediately following the Closing, the Target Portfolio shall distribute pro rata to its shareholders of record as of the close of business on the Closing Date, the Acquiring Portfolio Shares received by the Target Portfolio pursuant to this Section 1 and then shall terminate and dissolve. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of AST relating to the Acquiring Portfolio and noting in such accounts the type and amounts of Acquiring Portfolio Shares that former Target Portfolio shareholders are due based on their respective holdings of the Target Portfolio as of the close of business on the Closing Date. Fractional Acquiring Portfolio Shares shall be carried to the third decimal place. The Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio shares in connection with such exchange.

2.  Valuation.

(a)  The value of the Target Portfolio’s Assets to be transferred to the Acquiring Portfolio hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (the “Valuation Time”) using the valuation procedures set forth in AST’s current effective prospectus.

(b)  The net asset value of a share of the Acquiring Portfolio shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in AST’s current effective prospectus.

(c)  The net asset value of a share of the Target Portfolio shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in AST’s current effective prospectus.

3.  Closing and Closing Date.

The consummation of the transactions contemplated hereby shall take place at the Closing (the “Closing”). The date of the Closing (the “Closing Date”) shall be October [    ], 2015, or such other date as determined in writing by AST’s officers. The Closing shall take place at the principal office of AST at 5:00 p.m. Eastern time on the Closing Date. AST on behalf of the Target Portfolio shall have provided for delivery as of the Closing of the Target Portfolio’s Assets to the account of the Acquiring Portfolio at the Acquiring Portfolio’s custodians. Also, AST on behalf of the Target Portfolio shall produce at the Closing a list of names and addresses of the shareholders of record of the Target Portfolio Shares and the number of full and fractional shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President to the best of its or his or her knowledge and belief. AST on behalf of the Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited to the Target Portfolio’s account on the Closing Date to the Secretary of AST, or shall provide evidence satisfactory to the Target Portfolio that the Acquiring Portfolio Shares have been registered in an account on the books of the Acquiring Portfolio in such manner as AST on behalf of Target Portfolio may request.

4.  Representations and Warranties by AST on behalf of the Target Portfolio.

AST makes the following representations and warranties about the Target Portfolio:

(a)  The Target Portfolio is a series of AST, a business trust organized under the laws of the Commonwealth of Massachusetts and validly existing and in good standing under the laws of that jurisdiction. AST is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company and all of the Target Portfolio Shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the “1933 Act”).

(b)  AST on behalf of the Target Portfolio is authorized to issue an unlimited number of the Target Portfolio shares, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(c)  The financial statements appearing in AST’s Annual Report to Shareholders for the fiscal year ended December 31, 2014, audited by KPMG LLP, fairly present the financial position of the Target Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d)  AST has the necessary power and authority to conduct the Target Portfolio’s business as such business is now being conducted.

(e)  AST on behalf of the Target Portfolio is not a party to or obligated under any provision of AST’s Second Amended and Restated Declaration of Trust, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Target Portfolio does not have any unamortized or unpaid organizational fees or expenses.

(g)  The Target Portfolio has elected to be, and is, treated as a partnership for U.S. federal income tax purposes. The Target Portfolio has satisfied the diversification and look-through requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”), since its inception and will continue to satisfy such requirements at the Closing.

(h)  The Target Portfolio, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for the Target Portfolio shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Target Portfolio to such shareholder, and/or (ii) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, and 3406 of the Code.

(i)  At the Closing, the Target Portfolio will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially adversely affect title thereto.

(j)  Except as may be disclosed in AST’s current effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Target Portfolio.

(k)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Target Portfolio.

(l)  The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of AST’s Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

5.  Representations and Warranties by AST on behalf of the Acquiring Portfolio.

AST makes the following representations and warranties about the Acquiring Portfolio:

(a)  The Acquiring Portfolio is a series of AST, a business trust organized under the laws of the Commonwealth of Massachusetts validly existing and in good standing under the laws of that jurisdiction. AST is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Portfolio Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act.

(b)  AST on behalf of the Acquiring Portfolio is authorized to issue an unlimited number of the Acquiring Portfolio shares, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(c)  The financial statements appearing in AST’s Annual Report to Shareholders for the fiscal year ended December 31, 2014, audited by KPMG LLP, fairly present the financial position of the Acquiring Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d)  AST has the necessary power and authority to conduct the Acquiring Portfolio’s business as such business is now being conducted.

(e)  AST on behalf of the Acquiring Portfolio is not a party to or obligated under any provision of AST’s Second Amended and Restated Declaration of Trust, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Acquiring Portfolio has elected to be, and is, treated as a partnership for federal income tax purposes. The Acquiring Portfolio has satisfied the diversification and look-through requirements of Section 817(h) of the Code since its inception and will continue to satisfy such requirements at the Closing.

(g)  The statement of assets and liabilities to be created by AST for the Acquiring Portfolio as of the Valuation Time for the purpose of determining the number of Acquiring Portfolio Shares to be issued pursuant to this Plan will accurately reflect the Assets in the case of the Target Portfolio and the net asset value in the case of the Acquiring Portfolio, and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(h)  At the Closing, the Acquiring Portfolio will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(i)  Except as may be disclosed in AST’s current effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Acquiring Portfolio.

(j)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Acquiring Portfolio.

(k)  The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of AST’s Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

(l)  AST anticipates that consummation of this Plan will not cause the Acquiring Portfolio to fail to conform to the requirements of Section 817(h) at the end of each tax quarter.

6.  Intentions of AST on behalf of the Portfolios.

(a)  At the Closing, AST on behalf of the Target Portfolio, intends to have available a copy of the shareholder ledger accounts, certified by AST’s transfer agent or its President or a Vice President to the best of its or his or her knowledge and belief, for all the shareholders of record of Target Portfolio Shares as of the Valuation Time who are to become shareholders of the Acquiring Portfolio as a result of the transfer of assets that is the subject of this Plan.

(b)  AST intends to operate each Portfolio’s respective business as presently conducted between the date hereof and the Closing.

(c)  AST intends that the Target Portfolio will not acquire the Acquiring Portfolio Shares for the purpose of making distributions thereof to anyone other than the Target Portfolio’s shareholders.

(d)  AST on behalf of the Target Portfolio intends, if this Plan is consummated, to liquidate and dissolve the Target Portfolio.

(e)  AST intends that, by the Closing, each Portfolio’s Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

(f)  AST intends to mail to each shareholder of the Target Portfolio entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g)  AST intends to file with the U.S. Securities and Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Portfolio Shares issuable hereunder (“Registration Statement”), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time the Registration Statement becomes effective, it will: (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the shareholders’ meeting of the Target Portfolio, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

7.  Conditions Precedent to be Fulfilled by AST on behalf of the Portfolios.

The consummation of the Plan with respect to the Acquiring Portfolio and the Target Portfolio shall be subject to the following conditions:

(a)  That: (i) all the representations and warranties contained herein concerning the Portfolios shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed by AST on behalf of the Portfolios shall occur prior to the Closing; and (iii) AST shall execute a certificate signed by the President or a Vice President and by the Secretary or equivalent officer to the foregoing effect.

(b)  That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Trustees of AST on behalf of the Portfolios.

(c)  That the U.S. Securities and Exchange Commission shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, that no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of a Portfolio or would prohibit the transactions contemplated hereby.

(d)  That there shall be delivered to AST on behalf of the Portfolios an opinion from Shearman & Sterling LLP, in form and substance satisfactory to AST, substantially to the effect that the transactions contemplated by this Plan should constitute a tax-free transaction for federal income tax purposes. Such opinion shall contain at a minimum the conclusion that the transfer by the Target Portfolio of all of its assets to the Acquiring Portfolio, in exchange solely for Acquiring Portfolio Shares, the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio, and the distribution of the Acquiring Portfolio Shares to the shareholders of the Target Portfolio in complete liquidation of the Target Portfolio, should be tax-free to the shareholders of the Target Portfolio for U.S. federal income tax purposes.

In giving the opinion set forth above, counsel may state that it is relying on certificates of the officers of AST with regard to matters of fact.

(e)  That the Registration Statement with respect to the Acquiring Portfolio Shares to be delivered to the Target Portfolio’s shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date, or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(f)  That the Acquiring Portfolio Shares to be delivered hereunder shall be eligible for sale by the Acquiring Portfolio with each state commission or agency with which such eligibility is required in order to permit the Acquiring Portfolio Shares lawfully to be delivered to each shareholder of the Target Portfolio.

8.  Expenses.

(a)  AST represents and warrants that there are no broker or finders’ fees payable by it in connection with the transactions provided for herein.

(b)  All costs incurred in entering into and carrying out the terms and conditions of this Plan, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing of the relevant combined prospectus and proxy statement and related materials, shall be paid by Prudential Investments LLC or AST Investment Services, Inc. or their affiliates under the fee received from the Target Portfolio under its Rule 12b-1 plan.

9.  Termination; Postponement; Waiver; Order.

(a)  Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of an Target Portfolio) prior to the Closing, or the Closing may be postponed by AST on behalf of a Portfolio by resolution of the Board of Trustees of AST if circumstances develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

(b)  If the transactions contemplated by this Plan have not been consummated by December 31, 2015, the Plan shall automatically terminate on that date, unless a later date is agreed to by the officers of AST on behalf of the Portfolios.

(c)  In the event of termination of this Plan pursuant to the provisions hereof, the Plan shall become void and have no further effect with respect to the Acquiring Portfolio or Target Portfolio, and neither AST, the Acquiring Portfolio nor the Target Portfolio, nor the trustees, officers, agents or shareholders shall have any liability in respect of this Plan.

(d)  At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by AST’s Board of Trustees if, in the judgment of such Board of Trustees, such action or waiver will not have a material adverse affect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(e)  If any order or orders of the U.S. Securities and Exchange Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of AST on behalf of the Portfolios to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Target Portfolio, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Portfolio Shares to be issued the Target Portfolio, in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the Target Portfolio prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate, unless AST on behalf of the Target Portfolio shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

10.  Entire Plan and Amendments.

This Plan embodies the entire plan of AST on behalf of the Portfolios, and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth or provided for herein. This Plan may be amended only by AST. Neither this Plan nor any interest herein may be assigned without the prior written consent of AST on behalf of the Portfolio corresponding to the Portfolio making the assignment.

11.  Notices.

Any notice, report, or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to AST at 655 Broad Street, Newark, NJ 07102, Attention: Secretary.

12.  Governing Law.

This Plan shall be governed by and carried out in accordance with the laws of The Commonwealth of Massachusetts without regard to its conflict of laws principles.

IN WITNESS WHEREOF, each party has executed this Plan by its duly authorized officers, all as of the date and year first written above.

ADVANCED SERIES TRUST on behalf of the Acquiring Portfolio listed in Schedule A

Attest: Kathleen DeNicholas, Assistant Secretary	By: Title:

ADVANCED SERIES TRUST on behalf of the Target Portfolio listed in Schedule A

Attest: Kathleen DeNicholas, Assistant Secretary	By: Title:

Exhibit B

EXHIBIT B TO PROSPECTUS/PROXY STATEMENT

Prospectus for the Acquiring Portfolio, dated July 1, 2015

PART B

B-1

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED JULY 10, 2015

STATEMENT OF ADDITIONAL INFORMATION

TO PROSPECTUS/PROXY STATEMENT

Dated August 10, 2015

655 Broad Street

Newark, New Jersey 07102

Reorganization of AST Neuberger Berman Core Bond Portfolio into the AST Lord Abbett Core Fixed Income Portfolio

This Statement of Additional Information (the “SAI”) expands upon and supplements information contained in the combined Proxy Statement of the AST Neuberger Berman Core Bond Portfolio (the “Target Portfolio”), a series of the Advanced Series Trust (the “Trust” or “AST”), and the Prospectus of the AST Lord Abbett Core Fixed Income Portfolio (the “Acquiring Portfolio”), a series of the Trust, dated August [10], 2015 (such combined Proxy Statement and Prospectus being referred to herein as the “Prospectus/Proxy Statement”).

This SAI relates specifically to the proposed transfer of all of the Target Portfolio’s assets to the Acquiring Portfolio in exchange for the Acquiring Portfolio’s assumption of all of the Target Portfolio’s liabilities and the Acquiring Portfolio’s issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the “Acquiring Portfolio Shares”). The Acquiring Portfolio Shares received by the Target Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolio shares that are outstanding immediately prior to such reorganization transaction. The reorganization transaction also provides for the distribution by the Target Portfolio, on a pro rata basis, of such Acquiring Portfolio Shares to its shareholders in complete liquidation of the Target Portfolio. A vote in favor of the Plan by the shareholders of the Target Portfolio will constitute a vote in favor of the liquidation of the Target Portfolio and the termination of such Portfolio as a separate series of the Trust. The acquisition of the assets of the Target Portfolio by the Acquiring Portfolio in exchange for the Acquiring Portfolio’s assumption of all of the liabilities of the Target Portfolio and the Acquiring Portfolio’s issuance of the Acquiring Portfolio Shares to the Target Portfolio is referred to herein as the “Reorganization.”

This SAI consists of: (i) this Cover Page, (ii) a comparison of the investment restrictions of the Target Portfolio and the Acquiring Portfolio, and (iii) pro forma financial information relating to the Target Portfolio and the Acquiring Portfolio. Additional information relating to the Acquiring Portfolio is included in Exhibit A to this SAI. Additional information relating to the Trust is included in the Statement of Additional Information of the Trust, dated July 1, 2015 (the “Trust SAI”), which is included in Exhibit B to this SAI. Those portions of the SAI of the Trust relating to the Target Portfolio are incorporated herein by reference (which means that those portions are legally part of this SAI).

Audited financial statements and accompanying notes for the Target Portfolio for the fiscal year ended December 31, 2014 and the independent auditors’ report thereon, dated February 20, 2015, are incorporated herein by reference from the Trust’s Annual Report to Shareholders of the Target Portfolio.

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement, which relates to the Reorganization. You can request a copy of the Prospectus/Proxy Statement by calling 855-973-0094 or by writing to AST at 655 Broad Street, Newark, New Jersey 07102. In addition, a copy of the Prospectus/Proxy Statement is available at www.prudential.com/variableinsuranceportfolios. The Securities and Exchange Commission (the “SEC”) maintains a website (www.sec.gov) that contains this SAI and other material incorporated by reference and considered part of this SAI and the Prospectus/Proxy Statement, together with other information regarding AST.

STATEMENT OF ADDITIONAL INFORMATION

INVESTMENT RESTRICTIONS

Set forth below are certain investment restrictions applicable to the Target Portfolio and the Acquiring Portfolio. Fundamental restrictions may not be changed by the Board without a majority vote of shareholders as required by the 1940 Act. Non-fundamental restrictions may be changed by the Board without shareholder approval.

Fundamental Investment Restrictions Applicable to Target Portfolio

Under its fundamental investment restrictions, the Target Portfolio may not:

1. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act and rules thereunder, exemptive order, SEC release, no-action letter or similar relief or interpretations. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Target Portfolio to Trustees pursuant to any deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

2. Underwrite securities issued by other persons, except to the extent that the Target Portfolio may be deemed to be an underwriter (within the meaning of the 1933 Act) in connection with the purchase and sale of portfolio securities.

3. Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit the Target from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

4. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit the Target from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Target Portfolio’s investment policies, or (ii) investing in securities of any kind.

5. Make loans, except that the Target Portfolio may (i) lend portfolio securities in accordance with the Target Portfolio’s investment policies in amounts up to 33 1/3% of the total assets of the Target Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption there from that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

6. Purchase any security if, as a result, more than 25% of the value of the Target Portfolio’s assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities or to municipal securities (or repurchase agreements with respect thereto). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.

7. With respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the US Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Target Portfolio’s total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Target Portfolio.

If a restriction on the Target Portfolio’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Target Portfolio assets invested in certain securities or other instruments, or, change in average duration of the Target Portfolio’s investment portfolio, resulting from changes in the value of the Target Portfolio’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to investment restriction (5), the restriction on making loans is not considered to limit the Target Portfolio’s investments in loan participations and assignments.

With respect to investment restriction (6), the Target Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the Target Portfolio’s assets invested in the securities of issuers in a particular industry.

With respect to investment restrictions (1) and (5), the Target Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

Fundamental Investment Restrictions Applicable to Acquiring Portfolio

Under its fundamental investment restrictions, the Acquiring Portfolio may not:

1. Issue senior securities, except as permitted under the 1940 Act.

2. Borrow money, except that the Acquiring Portfolio may (i) borrow money for non-leveraging, temporary or emergency purposes, and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Acquiring Portfolio’s investment objective and policies; provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio’s assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. Subject to the above limitations, the Acquiring Portfolio may borrow from persons to the extent permitted by applicable law, including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.

3. Underwrite securities issued by other persons, except to the extent that the Acquiring Portfolio may be deemed to be an underwriter (within the meaning of the 1933 Act) in connection with the purchase and sale of portfolio securities.

4. Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit the Acquiring Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

5. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit the Acquiring Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Acquiring Portfolio’s investment policies, or (ii) investing in securities of any kind.

6. Make loans, except that the Acquiring Portfolio may (i) lend portfolio securities in accordance with the Acquiring Portfolio’s investment policies in amounts up to 33 1/3% of the total assets of the Acquiring Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

7. Purchase any security if, as a result, more than 25% of the value of the Acquiring Portfolio’s assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities (or repurchase agreements with respect thereto).

8. With respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the US Government or any of its agencies or instrumentalities) if, as a result, (i) more than

5% of the value of the Acquiring Portfolio’s total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Acquiring Portfolio.

If a restriction on the Acquiring Portfolio’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Acquiring Portfolio assets invested in certain securities or other instruments, or change in average duration of the Acquiring Portfolio’s investment portfolio, resulting from changes in the value of the Acquiring Portfolio’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to investment restrictions (2) and (6), the Acquiring Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

With respect to investment restriction (6), the restriction on making loans is not considered to limit the Acquiring Portfolio’s investments in loan participations and assignments.

PRO FORMA FINANCIAL INFORMATION

The Reorganization is intended to consolidate the Target Portfolio into the Acquiring Portfolio. The fund resulting from the Reorganization is sometimes referred to herein as the “Combined Portfolio.” The unaudited pro forma information set forth below for the 12-month period ended December 31, 2014 is intended to present ratios and supplemental data as if the Reorganization had been consummated at December 31, 2014. Such unaudited pro forma information should be read in conjunction with the Trust’s Annual Report to Shareholders dated December 31, 2014 relating to the Target Portfolio and the Trust’s Annual Report to Shareholders dated December 31, 2014 relating to the Acquiring Portfolio which is on file with the SEC and is available at no charge.

For the 12-months ended December 31, 2014, the average daily net assets of the Target Portfolio were approximately $569.2 million, and the average daily net assets of the Acquiring Portfolio were approximately $1,745.4 million. The pro forma average daily net assets of the Combined Portfolio for the 12-months ended December 31, 2014 would have been approximately $2,314.6 million.

The Portfolios have the same custodian, transfer agent and shareholder servicing agent, sub-transfer agent, and independent registered accounting firm. Each of these service providers has entered into an agreement with the Trust, AST or the Manager, as the case may be, on behalf of the Portfolios, which governs the provision of services to the Portfolio. Such agreements contain the same terms with respect to the Portfolios.

The Target Portfolio and the Acquiring Portfolio are both managed by PI and ASTIS. The subadviser for the Target Portfolio is Neuberger Berman and the subadviser for the Acquiring Portfolio is Lord Abbett.

The contractual investment management fee rates for the Target Portfolio and the Acquiring Portfolio are set forth below:

AST Neuberger Berman Core Bond Portfolio

0.5325% of average daily net assets to $300 million;

0.5225% on next $200 million of average daily net assets;

0.5125% on next $250 million of average daily net assets;

0.5025% on next $2.5 billion of average daily net assets;

0.4925% on next $2.75 billion of average daily net assets;

0.4625% on next $4 billion of average daily net assets;

0.4425% over $10 billion of average daily net assets

AST Lord Abbett Core Fixed Income Portfolio

0.6325% of average daily net assets to $300 million;

0.6225% on next $200 million of average daily net assets;

0.6125% on next $250 million of average daily net assets;

0.6025% on next $2.5 billion of average daily net assets;

0.5925% on next $2.75 billion of average daily net assets;

0.5625% on next $4 billion of average daily net assets;

0.5425% over $10 billion of average daily net assets

Prior to July 1, 2015, the contractual management fees were:

AST Neuberger Berman Core Bond Portfolio

0.69% of average daily net assets to $300 million;

0.68% on next $200 million of average daily net assets;

0.67% on next $250 million of average daily net assets;

0.66% on next $2.5 billion of average daily net assets;

0.65% on next $2.75 billion of average daily net assets;

0.62% on next $4 billion of average daily net assets;

0.60% over $10 billion of average daily net assets

AST Lord Abbett Core Fixed Income Portfolio

0.79% of average daily net assets to $300 million;

0.78% on next $200 million of average daily net assets;

0.77% on next $250 million of average daily net assets;

0.76% on next $2.5 billion of average daily net assets;

0.75% on next $2.75 billion of average daily net assets;

0.72% on next $4 billion of average daily net assets;

0.70% over $10 billion of average daily net assets

Assuming the Reorganization occurred on December 31, 2014 and based on the current fee structure in effect as of July 1, 2015:

	Target Fund		Acquiring Fund		Combined Fund
	Amount	Percentage of Average Net Assets	Amount	Percentage of Average Net Assets	Amount	Percentage of Average Net Assets
Management Fee	$2,997,140	0.53%	$10,671,309	0.61%	$14,100,728	0.61%
Distribution and/or Service Fees (l2b-l Fees)	1,422,995	0.25%	4,363,614	0.25%	5,786,609	0.25%
Other Expenses	231,312	0.04%	372,837	0.02%	455,000	0.02%
Total Annual Portfolio Operating Expenses	4,651,447	0.82%	15,407,760	0.88%	20,342,337	0.88%
Fee Waiver and/or Expense Reimbursement	(865,632)	-0.15%	(5,035,881)	-0.29%	(6,800,395)	-0.29%
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	$3,785,815	0.67%	$10,371,879	0.59%	$13,541,942	0.59%

Assuming the Reorganization occurred on December 31, 2014 and based on the fee structure at that time:

	Target Fund		Acquiring Fund		Combined Fund
	Amount	Percentage of Average Net Assets	Amount	Percentage of Average Net Assets	Amount	Percentage of Average Net Assets
Management Fee	$3,893,627	0.68%	$13,420,386	0.77%	$17,746,291	0.77%
Distribution and/or Service Fees (l2b-l Fees)	569,198	0.10%	1,745,446	0.10%	2,314,644	0.10%
Other Expenses	231,312	0.04%	372,837	0.02%	455,000	0.02%
Total Annual Portfolio Operating Expenses	4,694,137	0.82%	15,538,669	0.89%	20,515,935	0.89%
Fee Waiver and/or Expense Reimbursement	(865,632)	-0.15%	(5,436,947)	-0.31%*	(6,800,395)	-0.29%
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	$3,828,505	0.67%	$10,101,722	0.58%	$13,715,540	0.60%

Prudential Annuities Distributors, Inc. (“PAD”) serves as the distributor of each Portfolio of the Trust, including the Acquiring Portfolio and the Target Portfolio. PAD is an affiliate of PI. For the 12-month period ended December 31, 2014, the 12b-1 fee paid by the Acquiring Portfolio to PAD was 0.10%. Effective July 1, 2015, the 12b-1 fee was increased to 0.25%. The distribution and service (12b-1) fee paid by the Acquiring Portfolio to PAD is intended to compensate PAD and its affiliates for various administrative services, including but not limited to the filing, printing and delivery of the Trust’s prospectus and statement of additional information, annual and semi-annual shareholder reports, and other required regulatory documents, responding to shareholder questions and inquiries relating to the Acquiring Portfolio, and related functions and services. In addition, pursuant to the 12b-1 Plan, the fee is intended to compensate PAD and its affiliates for various services rendered and expenses incurred in connection with activities intended to result in the sale or servicing of the shares of the Acquiring Portfolio.

No significant accounting policies will change as a result of the Reorganization, specifically, policies regarding valuation of portfolio securities, or compliance with Section 817(h) of the Internal Revenue Code of 1986, as amended. The performance history of the Target Portfolio will terminate upon the completion of the Reorganization.

The Reorganization should be tax-free for U.S. federal income tax purposes. This means that no gain or loss should be recognized by the Target Portfolio or its shareholders (i.e., the Participating Insurance Companies) as a result of the completion of the Reorganization. However, gain or loss will be recognized on any related sale of the Target Portfolio’s holdings. The aggregate tax basis of the Acquiring Portfolio shares received by the shareholders of the Target Portfolio in connection with the Reorganization will be the same as the aggregate tax basis of the Target Portfolio shares held immediately before the Reorganization.

The printing and mailing cost for this proxy statement will be paid by the Manager or its affiliates under the fee received from the Acquiring Portfolio under its Rule 12b-1 plan.

*                                         Fee Waivers through June 30, 2014: Contractually waive 0.31% first $500 million; 0.335% next $500 million; 0.36% in excess of $1 billion through June 30, 2014.

Fee Waivers effective July 1, 2014: Contractually waive 0.26% first $500 million; 0.285% next $500 million; 0.31% in excess of $1 billion through June 30, 2015.

EXHIBIT A TO STATEMENT OF ADDITIONAL INFORMATION

Additional Information Relating To AST Lord Abbett Core Fixed Income Portfolio

Introduction

The Trust SAI includes additional information regarding the Trust in general and its current Portfolios. The general information relating to the Trust (including information on its officers and trustees, management arrangements, service providers, investment strategies and transactions and brokerage) also relates to the Acquiring Portfolio. Additional information relating specifically to the Acquiring Portfolio is set forth in this Exhibit A to the SAI. The Trust SAI is included in Exhibit B to this SAI.

Subadvisory Agreements for Acquiring Portfolio

The Manager has entered into a subadvisory agreement with Lord Abbett pursuant to which the Manager (and not the Acquiring Portfolio) will pay Lord Abbett the annualized fee shown below.

Lord Abbett

0.17% of average daily net assets to $250 million;

0.15% of average daily net assets over $250 million but not exceeding $1 billion;

0.13% of average daily net assets over $1 billion but not exceeding $2 billion;

0.12% of average daily net assets over $2 billion

Portfolio Managers: Other Accounts

Additional Information About the Portfolio Managers—Other Accounts and Share Ownership—Acquiring Portfolio

The following table sets forth information about the Acquiring Portfolio and accounts other than the Acquiring Portfolio for which the portfolio managers are primarily responsible for day-to-day portfolio management as of the most recently completed fiscal year. The table shows, for each such portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The tables also set forth the dollar range of equity securities of each portfolio of the Trust beneficially owned by the portfolio managers as of [the most recently completed fiscal year].

Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Lord, Abbett & Co. LLC	Robert A Lee	17/$66,793,200,000	7/$802,000,00	2,680/$4,630,600,000*	None
	Jerald M. Lanzotti, CFA	9/$43,322,600,000	4/$536,200,000	2,670/$3,195,000,000*	None
	Andrew H. O’Brien, CFA	9/$43,993,500,000	4/$536,200,000	2,670/$3,195,000,000*	None
	Kewjin Yuoh	7/$43,298,700,000	4/$536,200,000	2,670/$3,195,000,000*	None

*Does not include $777.3 million for which Lord Abbett provides investment models to managed account sponsors.

Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest—Acquiring Portfolio

Lord, Abbett & Co. LLC.

COMPENSATION OF PORTFOLIO MANAGERS. When used in this section, the term “fund” refers to the Portfolio, as well as any other registered investment companies, pooled investment vehicles and accounts managed by a portfolio manager. Each portfolio manager receives compensation from Lord Abbett consisting of salary, bonus and profit sharing plan contributions. The level of base compensation takes into account the portfolio manager’s experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of overall compensation, are determined after an evaluation of various factors. These factors include the portfolio manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns and similar factors. In considering the portfolio manager’s investment results, Lord Abbett’s senior management may evaluate the Portfolio’s performance against one or more benchmarks from among the Portfolio’s primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indexes disclosed as performance benchmarks by the portfolio manager’s other accounts, and other indexes within one or more of the Portfolio’s peer group maintained by rating agencies, as well as the Portfolio’s peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager’s one-, three-, and five-year investment returns on a pre-tax basis versus both the benchmark and the peer groups. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets, or the profitability of the portfolio manager’s team. Lord Abbett does not manage hedge funds. In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm’s senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan’s earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses portfolio managers on the impact their fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

CONFLICTS OF INTEREST. Conflicts of interest may arise in connection with the portfolio managers’ management of the investments of the Portfolio and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Portfolio and other accounts with similar investment objectives and policies. A portfolio manager potentially could use information concerning the Portfolio’s transactions to the advantage of other accounts and to the detriment of the Portfolio. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures Relating to Client Brokerage and Soft Dollars, as well as Evaluation of Proprietary Research Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients including the Portfolio. Moreover, Lord Abbett’s Insider Trading and Receipt of Material Non-Public Information Policy and Procedure sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio managers’ management of the investments of the Portfolio and the investments of the other accounts referenced in the table above.

EXHIBIT B TO STATEMENT OF ADDITIONAL INFORMATION

Statement of Additional Information of Advanced Series Trust, Dated July 1, 2015

The Statement of Additional Information of Advanced Series Trust, dated July 1, 2015 (the “Trust SAI”) is incorporated herein by reference and is included with, and considered to be a part of, this SAI. For purposes of this EDGAR filing it was filed with the SEC via EDGAR pursuant to Rule 485(b) under the Securities Act of 1933, as amended, on June 25, 2015, and is incorporated herein by reference.

PART C

OTHER INFORMATION

ITEM 15. Indemnification

Section 5.2 of the Amended and Restated Declaration of Trust provides as follows:

The Trust shall indemnify each of its Trustees, Trustees Emeritus, officers, employees, and agents (including persons who serve at its request as directors, officers, employees, agents or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, trustee emeritus, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to be liable to the Trust or its Shareholders by reason of having acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts, that (i) such person acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and (ii) is not liable to the Trust or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties; or the trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that (x) if the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person, and (y) based upon a review of readily available facts such trustee, officer, employee or agent did not engage in willful misfeasance, gross negligence or reckless disregard of duty. The rights accruing to any Person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.2, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification and, provided further, that the Trust shall have obtained protection, satisfactory in the sole judgment of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), against losses arising out of such advance payments or such Trustees , or independent legal counsel, in a written opinion, shall have determined, based upon a review of readily available facts that there is reason to believe that such person will be found to be entitled to such indemnification.

With respect to liability of the Manager to Registrant or to shareholders of Registrant’s Portfolios under the Investment Management Agreements, reference is made to Section 13 or 14 of each form of Investment Management Agreement filed herewith or incorporated by reference herein.

With respect to the Sub-Advisors’ indemnification of the Manager and its affiliated and controlling persons, and the Manager’s indemnification of each subadviser and its affiliated and controlling persons, reference is made to Section 14 of each form of Sub-Advisory Agreement filed herewith or incorporated by reference herein.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, trustees emeritus, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant or expenses incurred or paid by a trustee, trustee emeritus, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, trustee emeritus, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16. Exhibits

(1)(a) Second Amended and Restated Declaration of Trust of Registrant. Filed as an exhibit to Post-Effective Amendment No. 57 to Registrant’s Registration Statement for Form N-1A (File Nos. 33-24962 and 811-5186) (the “Registration Statement”), which Amendment was filed via EDGAR on February 27, 2006, and is incorporated herein by reference.

(1)(b) Amendment to Declaration of Trust of Registrant. Filed as an exhibit to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.

(2) By-laws of Registrant. Filed as an exhibit to Post-Effective Amendment No. 50 to Registration Statement, which Amendment was filed via EDGAR on February 18, 2005, and is incorporated herein by reference.

(3) None.

(4) The form of Plan of Reorganization for the reorganization of AST Neuberger Berman Core Bond Portfolio, and AST Lord Abbett Core Fixed Income Portfolio, each a series of the Trust, is included as Exhibit A to the combined Prospectus and Proxy Statement contained in this Registration Statement on Form N-14.

(5) None.

(6)(a) Investment Management Agreement among the Registrant, American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated) and Prudential Investments LLC for the various portfolios of the Registrant (except AST AQR Emerging Markets Equity Portfolio). Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(6)(b) Amendment to Investment Management Agreement. Filed as an exhibit to Post-Effective Amendment No. 111 to Registration Statement, which Amendment was filed via EDGAR on February 1, 2013, and is incorporated herein by reference.

(6)(c) Amended Fee Schedule to Investment Management Agreement among the Registrant, American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated) and Prudential Investments LLC. Filed as an exhibit to Post-Effective Amendment No. 134 to Registration Statement, which Amendment was filed via EDGAR on June 25, 2015, and is incorporated herein by reference.

(6)(d) Contractual investment management fee waivers and/or contractual expense caps for selected AST portfolios. Filed as an exhibit to Post-Effective Amendment No. 130 to Registration Statement, which Amendment was filed via EDGAR on April 15, 2015, and is incorporated herein by reference.

(6)(e) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated), Prudential Investments LLC and Lord Abbett & Co. for the AST Lord Abbett Bond-Debenture Portfolio (now known as the AST Lord Abbett Core Fixed Income Portfolio). Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(6)(f) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, and Neuberger Berman Fixed Income LLC, for AST Neuberger Berman Core Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 90 to Registration Statement, which Amendment was filed via EDGAR on October 5, 2011, and is incorporated herein by reference.

(7)(a) Distribution Agreement for the shares of each Portfolio of the Registrant, between Prudential Annuities Distributors, Inc. and the Registrant. Filed as an exhibit to Post-Effective Amendment No. 136 to Registration Statement, which Amendment was filed via EDGAR on July 6, 2015, and is incorporated herein by reference.

(7)(b)Sales Agreement between Registrant and American Skandia Life Assurance Corporation. Filed as an Exhibit to Post-Effective Amendment No. 25 to Registration Statement, which Amendment was filed via EDGAR on March 2, 1998, and is incorporated herein by reference.

(7)(c) Sales Agreement between Registrant and Kemper Investors Life Insurance Company. Filed as an Exhibit to Post-Effective Amendment No. 20 to Registration Statement, which Amendment was filed via EDGAR on December 24, 1996, and is incorporated herein by reference.

(7)(d) Shareholder Services and Distribution Plan. Filed as an exhibit to Post-Effective Amendment No. 134 to Registration Statement, which Amendment was filed via EDGAR on June 25, 2015, and is incorporated herein by reference.

(8) None.

(9)(a) Custodian Agreement dated July 1, 2005 between the Registrant and PFPC Trust Company. Filed as an Exhibit to Post-Effective Amendment No. 58 to Registration Statement, which Amendment was filed via EDGAR on April 28, 2006, and is incorporated herein by reference.

(9)(a) Custody Agreement between the Registrant and The Bank of New York dated November 7, 2002, as amended, incorporated by reference to Exhibit (g)(1) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of Dryden Municipal Bond Fund filed via EDGAR on July 1, 2005 (File No. 33-10649).

(10) Shareholder Services and Distribution Plan. Filed as an exhibit to Post-Effective Amendment No. 134 to Registration Statement, which Amendment was filed via EDGAR on June 25, 2015, and is incorporated herein by reference.

(11) Opinion and Consent of Goodwin Procter LLP, counsel for Registrant. Filed herewith.

(12) Form of Opinion and Consent of Shearman & Sterling LLP, special tax counsel to Registrant, supporting tax matters and consequences to shareholders. Filed herewith.

(13)(a) Amended and Restated Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc., dated May 29, 2007. Incorporated by reference to the Dryden Municipal Bond Fund Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed via EDGAR on July 1, 2007 (File No. 33-10649).

(13)(b) Service Agreement between American Skandia Investment Services, Incorporated and Kemper Investors Life Insurance Company. Filed as an Exhibit to Post-Effective Amendment No. 21 to Registration Statement, which Amendment was filed via EDGAR on February 28, 1997, and is incorporated herein by reference.

(13)(c) Amended and Restated Participation Agreement dated June 8, 2005 among American Skandia Life Assurance Corporation (now Prudential Annuities Life Assurance Corporation), American Skandia Trust (now Advanced Series Trust), American Skandia Investment Services, Incorporated (now AST Investment Services, Incorporated), Prudential Investments LLC, American Skandia Marketing, Inc. (now Prudential Annuities Distributors, Inc.), and Prudential Investment Management Services LLC. Filed as an Exhibit to the Registration Statement on Form N-14, which was filed via EDGAR on July 12, 2005, and is incorporated herein by reference.

(13)(d) Amendment dated February 25, 2013 to the Amended and Restated Participation Agreement dated June 8, 2005 among Prudential Annuities Life Assurance Corporation, Advanced Series Trust, AST Investment Services, Inc., Prudential Investments LLC, Prudential Annuities Distributors, Inc. and Prudential Investment Management Services LLC. Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.

(13)(e) Amended and Restated Participation Agreement dated June 8, 2005 among Pruco Life Insurance Company of New Jersey, American Skandia Trust (now Advanced Series Trust), American Skandia Investment Services, Incorporated (now AST Investment Services, Incorporated)., Prudential Investments LLC, American Skandia Marketing, Inc. (now Prudential Annuities Distributors, Inc.), and Prudential Investment Management Services LLC. Filed as an Exhibit to the Registration Statement on Form N-14, which was filed via EDGAR on July 12, 2005, and is incorporated herein by reference.

(13)(f) Amendment dated February 25, 2013 to the Amended and Restated Participation Agreement dated June 8, 2005 among Pruco Life Insurance Company of New Jersey, Advanced Series Trust, AST Investment Services, Inc., Prudential Investments LLC, Prudential Annuities Distributors, Inc., and Prudential Investment Management Services LLC. Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.

(13)(g) Amended and Restated Participation Agreement dated June 8, 2005 among Pruco Life Insurance Company, American Skandia Trust (now Advanced Series Trust), American Skandia Investment Services, Incorporated (now AST Investment Services, Inc.), Prudential Investments LLC, American Skandia Marketing, Inc. (now Prudential Annuities Distributors, Inc.), and Prudential Investment Management Services LLC. Filed as an Exhibit to the Registration Statement on Form N-14, which was filed via EDGAR on July 12, 2005, and is incorporated herein by reference.

(13)(h) Amendment dated February 25, 2013 to the Amended and Restated Participation Agreement dated June 8, 2005 among Pruco Life Insurance Company, Advanced Series Trust, AST Investment Services, Inc., Prudential Investments LLC, Prudential Annuities Distributors, Inc., and Prudential Investment Management Services LLC. Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.

(13)(i) Participation Agreement among Pramerica of Bermuda Insurance Company, American Skandia Trust (now Advanced Series Trust), American Skandia Investment Services, Inc. (now AST Investment Services, Inc.), Prudential Investments LLC, American Skandia Marketing, Inc. (now Prudential Annuities Distributors, Inc.), and Prudential Investment Management Services LLC. Filed as an exhibit to Post-Effective Amendment No. 74 to Registration Statement, which Amendment was filed via EDGAR on April 23, 2009, and is incorporated herein by reference.

(13)(j) Participation Agreement among Prudential Retirement Insurance & Annuity Company, Advanced Series Trust, Prudential Investments LLC and AST Investment Services, Inc. Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.

(13)(k) Participation Agreement among the Prudential Insurance Company of America, Advanced Series Trust, Prudential Investments LLC and AST Investment Services, Inc. Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.

(14) Consent of Independent Registered Public Accounting Firm. Filed herewith.

(15) None.

(16) Power of Attorney. Filed herewith.

(17) Form of voting instruction card. Filed herewith.

ITEM 17. Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Newark and State of New Jersey, on the 10th day of July, 2015.

ADVANCED SERIES TRUST

/s/ Timothy Cronin
Timothy Cronin*
President

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Newark and State of New Jersey, on the 10th day of July, 2015.

Signature		Title	Date

/s/ Susan Davenport Austin*		Trustee

Susan Davenport Austin

/s/ Sherry S. Barrat*		Trustee

Sherry S. Barrat

/s/ Jessica M. Bibliowicz*		Trustee

Jessica M. Bibliowicz

/s/ Kay Ryan Booth*		Trustee

Kay Ryan Booth

/s/ Timothy Cronin*		Trustee

Timothy Cronin

/s/ Delayne Dedrick Gold*		Trustee

Delayne Dedrick Gold

/s/ Robert F. Gunia*		Trustee

Robert F. Gunia

/s/ W. Scott McDonald, Jr.*		Trustee

W. Scott McDonald, Jr.

/s/ Thomas T. Mooney*		Trustee

Thomas T. Mooney

/s/ Thomas M. O’Brien*		Trustee

Thomas M. O’Brien

/s/ M. Sadiq Peshimam*		Treasurer, Principal Financial and Accounting Officer

M. Sadiq Peshimam

*By:	/s/ Kathleen DeNicholas	Attorney-in-Fact	July 10, 2015

*  Pursuant to Powers of Attorney filed herein as Exhibit.

Exhibits

Table of Contents

Exhibit Number	Description

(4)

Plan of Reorganization of the Advanced Series Trust, on behalf of AST Neuberger Berman Core Bond Portfolio and AST Lord Abbett Core Fixed Income Portfolio. Filed herewith as Exhibit A to the Prospectus/Proxy Statement contained within this Registration Statement.

(11)	Opinion and Consent of Goodwin Procter LLP, counsel for the Registrant.

(12)	Form of Opinion & Consent of Shearman & Sterling LLP, special tax counsel to the Registrant, supporting tax matters and consequences to shareholders.

(14)	Consent of Independent Registered Public Accounting Firm, KPMG LLP, of Advanced Series Trust.

(16)	Power of Attorney.

(17)	Form of voting instruction card.